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                                                                    EXHIBIT 2(e)

                                                                  CONFORMED COPY


                              Dated 4 November 1997


                               SCOTTISH POWER plc
                                    as Issuer

                                       and


                   THE LAW DEBENTURE TRUST CORPORATION p.l.c.
                                   as Trustee




                                   TRUST DEED

                                   relating to

                               SCOTTISH POWER plc
                   U.S.$2,000,000,000 Debt Issuance Programme
                     Arranged by J.P. MORGAN SECURITIES LTD.
                 (other than for issues of Deutsche Mark Notes)
                                J.P. MORGAN GMBH
                       (for issues of Deutsche Mark Notes)




                               LINKLATERS & PAINES
                                 One Silk Street
                                 London EC2Y 8HQ

                               Tel: 0171-456 2000


                                  Ref: JALB/EXM
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        Contents

        ------------------------------------------------------------------------
Clause  Heading                                                             Page

   1    Interpretation ......................................................  1

   2    Issue of Notes and Covenant to pay ..................................  6

   3    Form of the Notes ...................................................  7

   4    Stamp Duties and Taxes ..............................................  8

   5    Application of moneys received by the Trustee .......................  8

   6    Covenants ...........................................................  9

   7    Remuneration and Indemnification of the Trustee ..................... 13

   8    Provisions supplemental to the Trustee Act 1925 ..................... 14

   9    Trustee liable for negligence ....................................... 16

  10    Waiver and proof of default ......................................... 16

  11    Trustee not precluded from entering into contracts .................. 16

  12    Modification and Substitution ....................................... 16

  13    Appointment, Retirement and Removal of the Trustee .................. 17

  14    Notes held in Clearing Systems and Couponholders .................... 18

  15    Currency Indemnity .................................................. 18

  16    Communications ...................................................... 19

  17    Governing Law and Jurisdiction ...................................... 19

        SCHEDULE 1
        Part A
        Form of Temporary Global Note ....................................... 20

        SCHEDULE 1
        Part B
        Form of Permanent Global Note ....................................... 25

        SCHEDULE 1
        Part C
        Form of Global Certificate .......................................... 33

        SCHEDULE 2
        Part A
        Form of Bearer Note ................................................. 37


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        Contents

        ------------------------------------------------------------------------
Clause  Heading                                                             Page

        SCHEDULE 2
        Part B
        Form of Certificate ................................................. 40

        SCHEDULE 2
        Part C
        Terms and Conditions of the Notes ................................... 43

        SCHEDULE 2
        Part D
        Form of Coupon ...................................................... 66

        SCHEDULE 2
        Part E
        Form of Talon ....................................................... 68

        SCHEDULE 2
        Part F
        Form of Receipt ..................................................... 70

        SCHEDULE 3
        Provisions for Meetings of Noteholders .............................. 71


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      This Trust Deed is made on 4 November 1997 between:

      (1)   SCOTTISH POWER plc (the "Issuer") and

      (2) THE LAW DEBENTURE TRUST CORPORATION p.l.c. (the "Trustee", which expression, where the context so admits, includes any other trustee for the time being of this Trust Deed).

      (A) The Issuer proposes to issue from time to time euro medium term notes in an aggregate principal amount outstanding at any one time not exceeding the Programme Limit in accordance with the Programme Agreement (the "Programme") and to be constituted under this Trust Deed.

      (B) The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

      This deed witnesses and it is declared as follows:

1     Interpretation

1.1 Definitions: In these presents unless there is anything in the subject or context inconsistent therewith all words and expressions defined in the Conditions shall have the same meaning in the rest of this Trust Deed and the following expressions shall have the following meanings:

      "Agency Agreement" means the agency agreement relating to the Programme dated 4 November 1997 between the Issuer, The Law Debenture Trust Corporation p.l.c. as Trustee, Morgan Guaranty Trust Company of New York as initial Issuing and Paying Agent and the other agents mentioned in it;

      "Agents" means the Issuing and Paying Agent, the other Paying Agents, the Calculation Agent, the Registrar, the other Transfer Agents or any of them;

      "Auditors" means the auditors for the time being of the Issuer or, if they are unable or unwilling to carry out any action requested of them under this Trust Deed, such other firm of accountants as may be nominated or approved in writing by the Trustee for the purpose;

      "Bearer Note" means a Note that is in bearer form, and includes any replacement Bearer Note issued pursuant to the Conditions and any temporary Global Note or permanent Global Note;

      "Calculation Agent" means any person named as such in the Conditions or any Successor Calculation Agent;

      "Cedel Bank" means Cedel Bank, societe anonyme;

      "Certificate" means a registered certificate representing one or more Registered Notes of the same Series and, save as provided in the Conditions, comprising the entire holding by a Noteholder of his Registered Notes of that Series and, save in the case of Global Certificates, being substantially in the form set out in Schedule 2;

      "Conditions" means in respect of the Notes of each Series the terms and conditions applicable thereto which shall be substantially in the form set out in Schedule 2 as modified, with respect to any Notes represented by a Global Certificate or a Global Note, by the provisions of such Global Certificate or Global Note, shall incorporate any additional provisions forming part of such terms and conditions set out in the Pricing Supplement(s) relating to the Notes of that Series and shall be endorsed on the Definitive Notes subject to amendment and completion as referred to in the


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      first paragraph of Schedule 2 Part C and any reference to a particularly numbered Condition shall be construed accordingly;

      "Contractual Currency" means, in relation to any payment obligation of any Note, the currency in which that payment obligation is expressed and, in relation to Clause 7, pounds sterling or such other currency as may be agreed between the Issuer and the Trustee from time to time;

      "Coupons" means the bearer coupons relating to interest bearing Bearer Notes or, as the context may require, a specific number of them and includes any replacement Coupons issued pursuant to the Conditions;

      "Definitive Note" means a Bearer Note in definitive form having, where appropriate, Coupons, Receipt(s) and/or a Talon attached on issue and, unless the context requires otherwise, means a Certificate (other than a Global Certificate) and includes any replacement Note or Certificate issued pursuant to the Conditions;

      "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System;

      "Event of Default" means an event described in Condition 10 that, if so required by that Condition, has been certified by the Trustee to be, in its opinion, materially prejudicial to the interests of the Noteholders;

      "Exchangeable Bearer Note" means a Bearer Note that is exchangeable in accordance with its terms for a Registered Note;

      "Excluded Subsidiary" has the meaning specified in Condition 6;

      "Extraordinary Resolution" has the meaning set out in Schedule 3;

      "Global Certificate" means a Certificate substantially in the form set out in Schedule 1 Part C representing Registered Notes of one or more Tranches of the same Series that are registered in the name of a nominee for Euroclear, Cedel Bank and/or any other clearing system;

      "Global Note" means a temporary Global Note and/or, as the context may require, a permanent Global Note;

      "holder" in relation to a Note, Receipt, Coupon or Talon, and "Couponholder" and "Noteholder" have the meanings given to them in the Conditions;

      "Issuing and Paying Agent" means the person named as such in the Conditions or any Successor Issuing and Paying Agent in each case at its specified office;

      "Notes" means the euro medium term notes to be issued by the Issuer pursuant to the Programme Agreement, constituted by this Trust Deed and for the time being outstanding or, as the context may require, a specific number of them;

      "outstanding" means, in relation to the Notes, all the Notes issued except
      (a) those that have been redeemed in accordance with the Conditions, (b) those in respect of which the date for redemption has occurred and the redemption moneys (including all interest accrued on such Notes to the date for such redemption and any interest payable after such date) have been duly paid to the Trustee or to the Issuing and Paying Agent as provided in Clause 2 and remain available for payment against presentation and surrender of Notes, Certificates, Receipts and/or Coupons, as the case may be, (c) those that have become void or in respect of which claims have become prescribed, (d) those that have been purchased and cancelled as provided in the Conditions, (e) those mutilated or defaced Bearer Notes that have been surrendered in exchange


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      for replacement Bearer Notes, (f) (for the purpose only of determining how many Notes are outstanding and without prejudice to their status for any other purpose) those Bearer Notes alleged to have been lost, stolen or destroyed and in respect of which replacement Notes have been issued, (g) those Exchangeable Bearer Notes that have been exchanged for Registered Notes, and (h) any temporary Global Note to the extent that it shall have been exchanged for a permanent Global Note and any Global Note to the extent that it shall have been exchanged for one or more Definitive Notes, in either case pursuant to its provisions provided that for the purposes of (1) ascertaining the right to attend and vote at any meeting of the Noteholders, (2) the determination of how many Notes are outstanding for the purposes of Conditions 10 and 11 and Schedule 3, (3) the exercise of any discretion, power or authority that the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Noteholders and (4) the certification (where relevant) by the Trustee as to whether a Potential Event of Default is in its opinion materially prejudicial to the interests of the Noteholders, those Notes that are beneficially held by or on behalf of the Issuer or any of its subsidiaries and not yet cancelled shall (unless no longer so held) be deemed not to remain outstanding;

      "Paying Agents" means the persons (including the Issuing and Paying Agent) referred to as such in the Conditions or any Successor Paying Agents in each case at their respective specified offices;

      "permanent Global Note" means a Global Note representing Bearer Notes of one or more Tranches of the same Series, either on issue or upon exchange of a temporary Global Note, or part of it, and which shall be substantially in the form set out in Schedule 1 Part B;

      "Potential Event of Default" means an event or circumstance that could with the giving of notice, lapse of time, issue of a certificate and/or fulfilment of any other requirement provided for in Condition 10 become an Event of Default;

      "Pricing Supplement" means, in relation to a Tranche, a pricing supplement, supplemental to the offering circular relating to the Programme, issued specifying the relevant issue details of such Tranche, substantially in the form contained in Annex B to the Procedures Memorandum;

      "Principal Subsidiary" means at any time:

      (A)   any Relevant Subsidiary and

      (B) any Subsidiary of the Issuer (not being an Excluded Subsidiary or any other Subsidiary of the Issuer 90 per cent. in principal amount of whose indebtedness for borrowed money is Project Finance Indebtedness):

                  (i)   whose (a) profits on ordinary activities before tax or
                        (b) net assets represent 20 per cent. or more of the consolidated profits on ordinary activities before tax of the Group, or, as the case may be, consolidated net assets of the Group, in each case as calculated by reference to the then latest audited financial statements of such Subsidiary and the then latest audited consolidated financial statements of the Group; provided that in the case of a Subsidiary acquired after the end of the financial period to which the then latest relevant audited consolidated financial statements of the Group relate, the reference to the then latest audited consolidated financial statements of the Group for the purposes of the calculation above shall, until consolidated financial statements for the financial period in which the acquisition is made have been prepared and audited as aforesaid, be deemed to be a reference to such first-mentioned financial statements as if such Subsidiary had been shown in such financial statements by reference to its then latest


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                        relevant audited financial statements, adjusted as
                        deemed appropriate by the Auditors after consultation with the Issuer or

                  (ii) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Issuer which immediately prior to such transfer is a Principal Subsidiary, whereupon the transferor Subsidiary shall immediately cease to be a Principal Subsidiary and the transferee Subsidiary shall cease to be a Principal Subsidiary under this sub-paragraph (ii) upon publication of its next audited financial statements but so that such transferor Subsidiary or such transferee Subsidiary may be a Principal Subsidiary of the Issuer on or at any time after the date on which such audited financial statements have been published by virtue of the provisions of sub-paragraph (i) above or before, on or at any time after such date by virtue of the provisions of this sub-paragraph (ii).

      A report by the Auditors that, in their opinion, a Subsidiary of the Issuer is or is not or was or was not at any particular time or throughout any specified period a Principal Subsidiary of the Issuer shall, in the absence of manifest error, be conclusive and binding on all parties

      "Procedures Memorandum" means the memorandum (as may be amended from time to time) detailing the administrative procedures and guidelines relating to the settlement of issues of Notes (other than Syndicated Issues);

      "Programme Agreement" means the Programme Agreement relating to the Programme dated the date hereof between the Issuer, J.P. Morgan Securities Ltd., J.P. Morgan GmbH and the other dealers and arrangers named in it;

      "Programme Limit" means the maximum aggregate principal amount of Notes that may be issued and outstanding at any time under the Programme, as such limit may be increased pursuant to the Programme Agreement;

      "Receipts" means the receipts for the payment of instalments of principal in respect of Bearer Notes of which the principal is repayable in instalments or, as the context may require, a specific number of them and includes any replacement Receipts issued pursuant to the Conditions;

      "Redemption Amount" has the meaning given to it in the Conditions;

      "Register" means the register maintained by the Registrar;

      "Registered Note" means a Note in registered form;

      "Registrar" means the person named as such in the Conditions or any Successor Registrar in each case at its specified office;

      "Relevant Subsidiary" has the meaning specified in Condition 6;

      "Restructuring Event" has the meaning specified in Condition 6;

      "Series" means a series of Notes comprising one or more Tranches issued by the same Issuer, whether or not issued on the same date, that (except in respect of the first payment of interest and their issue price) have identical terms on issue and are expressed to have the same series number;

      "specified office" means, in relation to a Paying Agent, the Registrar or a Transfer Agent the office identified with its name at the end of the Conditions or any other office approved by the Trustee and notified to Noteholders pursuant to Clause 6.13;

      "Stock Exchange" means The London Stock Exchange Limited;


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      "Subsidiary" has the meaning specified in Condition 6;

      "Successor" means, in relation to an Agent such other or further person as may from time to time be appointed by the Issuer as such Agent with the written approval of, and on terms approved in writing by, the Trustee and notice of whose appointment is given to Noteholders pursuant to Clause 6.13;

      "Talons" mean talons for further Coupons or, as the context may require, a specific number of them and includes any replacement Talons issued pursuant to the Conditions;

      "temporary Global Note" means a Global Note representing Bearer Notes of one or more Tranches of the same Series on issue and which shall be substantially in the form set out in Schedule 1 Part A;

      "Tranche" means, in relation to a Series, those Notes of that Series that are issued on the same date at the same issue price and in respect of which the first payment of interest is identical;

      "Transfer Agents" means the persons (including the Registrar) referred to as such in the Conditions or any Successor Transfer Agents in each case at their specified offices; and

      "trust corporation" means a trust corporation (as defined in the Law of Property Act 1925) or a corporation entitled to act as a trustee pursuant to applicable foreign legislation relating to trustees.

1.2   Construction of Certain References: References to:

      1.2.1 costs, charges, remuneration or expenses include any value added, turnover or similar tax charged in respect thereof;

      1.2.2 an action, remedy or method of judicial proceedings for the enforcement of creditors' rights include references to the action, remedy or method of judicial proceedings in jurisdictions other than England as shall most nearly approximate thereto;

      1.2.3 words and expressions defined in the Agency Agreement or used in the applicable Pricing Supplement shall have the same meaning where used herein unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Agency Agreement and this Trust Deed this Trust Deed shall prevail and, in the event of inconsistency between the Agency Agreement or this Trust Deed and the applicable Pricing Supplement, the applicable Pricing Supplement shall prevail; and

      1.2.4 for the purposes of the definition of and references to "outstanding" in Clause 2 and Schedule 3 and for the purpose of Clause 8.9 and Conditions 9, 10 and 14 receipts issued pursuant to Condition 6(f) shall be treated as if they were Notes and for the purposes of Schedule 3 the principal amount of the Notes represented by each receipt with determine voting entitlement thereunder.

1.3   Headings: Headings shall be ignored in construing this Trust Deed.

1.4 Contracts: References in this Trust Deed to this Trust Deed or any other document are to this Trust Deed or those documents as amended, supplemented or replaced from time to time in relation to the Programme and include any document that amends, supplements or replaces them.


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1.5   Schedules: The Schedules are part of this Trust Deed and have effect accordingly and terms defined there and not in the main body of this Trust Deed shall have the meaning given to them there.

1.6 Alternative Clearing System: References in this Trust Deed to Euroclear and/or Cedel Bank shall, wherever the context so permits, be deemed to include reference to any additional or alternative clearing system approved by the Issuer, the Trustee and the Issuing and Paying Agent.

2     Issue of Notes and Covenant to pay

2.1 Issue of Notes: The Issuer may from time to time issue Notes in Tranches of one or more Series on a continuous basis with no minimum issue size in accordance with the Programme Agreement. By not later than 3.00 pm (London time) on the second business day in London (which for this purpose shall be a day on which commercial banks are open for business in London) preceding each proposed issue date, the Issuer shall give written notice or procure that it is given to the Trustee of the proposed issue of such Tranche, specifying the details to be included in the relevant Pricing Supplement. Upon the issue by the Issuer of any Notes expressed to be constituted by this Trust Deed, such Notes shall forthwith be constituted by this Trust Deed without any further formality and irrespective of whether or not the issue of such debt securities contravenes any covenant or other restriction in this Trust Deed or the Programme Limit.

2.2 Separate Series: The provisions of sub-Clauses 2.3, 2.4, 2.5 and 2.6 and of Clauses 3 to 15 and Schedule 3 (all inclusive) shall apply mutatis mutandis separately and independently to the Notes of each Series and in such Clauses and Schedule the expressions "Noteholders", "Certificates", "Receipts", "Coupons", "Couponholders" and "Talons", together with all other terms that relate to Notes or their Conditions, shall be construed as referring to those of the particular Series in question and not of all Series unless expressly so provided, so that each Series shall be constituted by a separate trust pursuant to sub-Clause 2.3 and that, unless expressly provided, events affecting one Series shall not affect any other.

2.3 Covenant to Pay: The Issuer shall on any date when any Notes become due to be redeemed, in whole or in part, unconditionally pay to or to the order of the Trustee in the Contractual Currency in the principal financial centre for the Contractual Currency in same day funds the Redemption Amount of the Notes becoming due for redemption on that date together with any applicable premium and shall (subject to the Conditions) until such payment (both before and after judgment) unconditionally so pay to or to the order of the Trustee interest on the principal amount of the Notes outstanding as set out in the Conditions (subject to sub-Clause 2.6) provided that (1) payment of any sum due in respect of the Notes made to the Issuing and Paying Agent as provided in the Agency Agreement shall, to that extent, satisfy such obligation except to the extent that there is failure in its subsequent payment to the relevant Noteholders or Couponholders under the Conditions and (2) a payment made after the due date or as a result of the Note becoming repayable following an Event of Default shall be deemed to have been made when the full amount due has been received by the Issuing and Paying Agent or the Trustee and notice to that effect has been given to the Noteholders (if required under Clause 6.11), except to the extent that there is failure in its subsequent payment to the relevant Noteholders or Couponholders under the Conditions. This covenant shall only have effect each time Notes are issued and outstanding, when the Trustee shall hold the benefit of this covenant on trust for the Noteholders and Couponholders of the relevant Series.

2.4 Discharge: Subject to sub-Clause 2.5, any payment to be made in respect of the Notes, Receipts or the Coupons by the Issuer or the Trustee may be made as provided in the Conditions and any payment so made shall (subject to sub-Clause 2.5) to that extent be a good discharge to the Issuer or the Trustee, as the case may be.


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2.5   Payment after a Default: At any time after an Event of Default or a
      Potential Event of Default has occurred the Trustee may:

      2.5.1 by notice in writing to the Issuer, the Paying Agents and the Transfer Agents, require the Paying Agents and the Transfer Agents, until notified by the Trustee to the contrary, so far as permitted by applicable law:

            (i) to act as Paying Agents and Transfer Agents of the Trustee under this Trust Deed and the Notes on the terms of the Agency Agreement (with consequential amendments as necessary and except that the Trustee's liability for the indemnification, remuneration and expenses of the Paying Agents and the Transfer Agents shall be limited to the amounts for the time being held by the Trustee in respect of the Notes on the terms of this Trust Deed) and thereafter to hold all Notes, Certificates, Receipts, Coupons and Talons and all moneys, documents and records held by them in respect of Notes, Certificates, Receipts, Coupons and Talons to the order of the Trustee; or

            (ii) to deliver all Notes, Certificates, Receipts, Coupons and Talons and all moneys, documents and records held by them in respect of the Notes, Certificates, Receipts, Coupons and Talons to the Trustee or as the Trustee directs in such notice save for documents required to be retained by the Agents by law or regulation; and

      2.5.2 by notice in writing to the Issuer require it to make all subsequent payments in respect of the Notes, Receipts, Coupons and Talons to or to the order of the Trustee and not to the Issuing and Paying Agent.

2.6 Rate of Interest After a Default: If the Notes bear interest at a floating or other variable rate and they become immediately payable under the Conditions, the rate of interest payable in respect of them shall continue to be calculated by the Calculation Agent in accordance with the Conditions (with consequential amendments as necessary) except that the rates of interest need not be published unless the Trustee otherwise requires. The first period in respect of which interest shall be so calculable shall commence on the expiry of the Interest Period during which the Notes become so repayable.

3     Form of the Notes

3.1 The Global Notes: The Notes shall initially be represented by a temporary Global Note, a permanent Global Note or one or more Certificates in the principal amount of the Tranche being issued. Interests in temporary Global Notes shall be exchangeable for Definitive Notes, Registered Notes or interests in permanent Global Notes as set out in each temporary Global Note. Interests in permanent Global Notes shall be exchangeable for Definitive Notes and/or Registered Notes as set out in each permanent Global Note.

3.2 The Definitive Notes: The Definitive Notes, Receipts, Coupons and Talons shall be security printed and the Certificates shall be printed, in each case in accordance with applicable legal and stock exchange requirements substantially in the forms set out in Schedule 2. The Notes and Certificates (other than Global Certificates) shall be endorsed with the Conditions.

3.3 Signature: The Notes, Certificates, Receipts, Coupons and Talons shall be signed manually or in facsimile by a Director of the Issuer, the Notes shall be authenticated by or on behalf of the Issuing and Paying Agent and the Certificates shall be authenticated by or on behalf of the Registrar. The Issuer may use the facsimile signature of a person who at the date of this Trust Deed is such a Director even if at the time of issue of any Notes, Certificates, Receipts, Coupons


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      or Talons he no longer holds that office. Notes, Certificates, Receipts,
      Coupons and Talons so executed and authenticated shall be or, in the case of Certificates, represent binding and valid obligations of the Issuer.

4     Stamp Duties and Taxes

4.1 Stamp Duties: The Issuer shall pay any stamp, issue, documentary or other taxes and duties, including interest and penalties, payable in Belgium, Luxembourg, the United Kingdom and the country of each Contractual Currency in respect of the creation, issue and offering of the Notes, Certificates, Receipts, Coupons and Talons and the execution or delivery of this Trust Deed. The Issuer shall also indemnify the Trustee, the Noteholders and the Couponholders from and against all stamp, issue, documentary or other taxes paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Trustee or, as the case may be, the Noteholders or the Couponholders to enforce the Issuer's obligations under this Trust Deed or the Notes, Certificates, Receipts, Coupons or Talons.

4.2 Change of Taxing Jurisdiction: If the Issuer becomes subject generally to the taxing jurisdiction of a territory or a taxing authority of or in that territory with power to tax other than or in addition to the United Kingdom or any such authority of or in such territory then the Issuer shall (unless the Trustee otherwise agrees) give the Trustee an undertaking satisfactory to the Trustee in terms corresponding to the terms of Condition 8 with the substitution for, or (as the case may require) the addition to, the references in that Condition to the United Kingdom of references to that other or additional territory or authority to whose taxing jurisdiction the Issuer has become so subject. In such event this Trust Deed and the Notes, Certificates, Receipts, Coupons and Talons shall be read accordingly.

5     Application of moneys received by the Trustee

5.1 Declaration of Trust: All moneys received by the Trustee in respect of the Notes or amounts payable under this Trust Deed shall, despite any appropriation of all or part of them by the Issuer, be held by the Trustee on trust to apply them (subject to Clause 5.2):

            first, in payment of all costs, charges, expenses and liabilities incurred by the Trustee (including remuneration payable to it) in carrying out its functions under this Trust Deed;

            secondly, in payment of any amounts owing in respect of the Notes, Receipts or Coupons pari passu and rateably; and

            thirdly, in payment of any balance to the Issuer for itself.

      If the Trustee holds any moneys in respect of Notes, Receipts or Coupons that have become void or in respect of which claims have become prescribed, the Trustee shall hold them on these trusts.

5.2 Accumulation: If the amount of the moneys at any time available for payment in respect of the Notes under sub-Clause 5.1 is less than 10 per cent of the principal amount of the Notes then outstanding, the Trustee may, at its discretion, invest such moneys. The Trustee may retain such investments and accumulate the resulting income until the investments and the accumulations, together with any other funds for the time being under its control and available for such payment, amount to at least 10 per cent of the principal amount of the Notes then outstanding and then such investments, accumulations and funds (after deduction of, or provision for, any applicable taxes) shall be applied as specified in sub-Clause 5.1.


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5.3   Investment: Moneys held by the Trustee may be invested in its name or under its control in any investments or other assets anywhere whether or not they produce income or deposited in its name or under its control at such bank or other financial institution in such currency as the Trustee may, in its absolute discretion, think fit. If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time vary or transpose any such investments or assets or convert any moneys so deposited into any other currency, and shall not be responsible for any resulting loss, whether by depreciation in value, change in exchange rates or otherwise.

6     Covenants

      So long as any of the Notes remains outstanding, the Issuer covenants that it shall:

6.1   at all times carry on and conduct its affairs in a proper manner;

6.2 so far as permitted by applicable law, give to the Trustee such information as it shall require and in such form as it shall require (including without limitation the procurement by the Issuer of all such certificates called for by the Trustee pursuant to Clause 8.4) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

6.3 cause to be prepared and certified by the Auditors in respect of each financial accounting period accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of the Stock Exchange;

6.4 at all times keep and procure its Principal Subsidiaries to keep proper books of account and, at any time after the occurrence of an Event of Default or a Potential Event of Default or if the Trustee certifies in writing to the Issuer that it has reasonable grounds to believe that an Event of Default or a Potential Event of Default has or may have occurred and so far as permitted by applicable law allow and procure its Principal Subsidiaries to allow the Trustee and any person appointed by the Trustee to whom the Issuer or the relevant Principal Subsidiary (as the case may be) shall have no reasonable objection, upon reasonable notice, free access to such books of account at all reasonable times during normal business hours for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

6.5 send to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer) four copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders together with any of the foregoing, and every document issued or sent to its creditors (or any class thereof) generally concerning the financial condition of the Issuer and its Subsidiaries, in each case in their capacities as such, as soon as practicable after the issue or publication thereof;

6.6 give notice in writing to the Trustee of the occurrence of any Event of Default or any Potential Event of Default immediately upon becoming aware of the same;

6.7 send to the Trustee (a) within 14 days after demand by the Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each financial period commencing with the financial period ending 31 March 1998 and in any event not later than 180 days after the end of each such financial period a certificate of the Issuer signed by two Directors of the Issuer to the effect that, to the best of the knowledge, information and belief of the Issuer, as at a date not more than seven days before delivering such certificate


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      (the "relevant date") there did not exist and had not existed since the relevant date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default or any Potential Event of Default (or if such exists or existed specifying the same) and that during the period from and including the relevant date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the relevant date of such certificate the Issuer has complied with all its obligations contained in these presents or (if such is not the case) specifying the respects in which it has not complied;

6.8 so far as permitted by applicable law, at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the reasonable opinion of the Trustee to give effect to these presents;

6.9 at all times maintain a Principal Paying Agent, a Registrar and a Transfer Agent in accordance with the Conditions and, in the case of a Principal Paying Agent and a Registrar, so long as any of the Notes or Coupons remains liable to prescription;

6.10 use all reasonable endeavours to procure the Principal Paying Agent to notify the Trustee forthwith in the event that it does not, on or before the due date for any payment in respect of the Notes or any of them or any of the Coupons, receive unconditionally pursuant to the Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Notes or Coupons as the case may be;

6.11 in the event of the unconditional payment to the Principal Paying Agent of any sum due in respect of the Notes or any of them or any of the Coupons being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Noteholders in accordance with Condition 16 that such payment has been made;

6.12 use all reasonable endeavours to maintain the listing of the Notes on the Stock Exchange or, if it is unable to do so having used all reasonable endeavours or if the maintenance of such listing is in the reasonable opinion of the Issuer unduly onerous, use all reasonable endeavours to obtain and maintain a quotation or listing of the Notes on such other stock exchange or exchanges or securities market or markets as the Issuer may (with the prior approval of the Trustee, such approval not to be unreasonably withheld or delayed) decide and shall also upon obtaining a quotation or listing of the Notes on such other stock exchange or exchanges or securities market or markets enter into a deed supplemental to this Trust Deed to effect such consequential amendments to these presents as the Trustee may require to comply with the requirements of any such stock exchange or securities market;

6.13 give notice to the Noteholders in accordance with Condition 16 of any appointment, resignation or removal of any Agent after having obtained the approval of the Trustee thereto or any change of any Agent's specified office and (except as provided by the Agency Agreement) at least 30 days prior to such event taking effect; provided always that so long as any of the Notes remains outstanding in the case of the termination of the appointment of the Registrar or a Transfer Agent or so long as any of the Notes or Coupons remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Registrar, Transfer Agent or Principal Paying Agent has been appointed on terms approved by the Trustee;

6.14 obtain the prior written approval of the Trustee to, and promptly give to the Trustee four copies of, the form of every notice given to the Noteholders in accordance with Condition 16 (such approval, unless so expressed, not to constitute approval for the purposes of Section 57 of the Financial Services Act 1986 of the United Kingdom of any such notice which is an investment advertisement (as therein defined));


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6.15  if the Issuer shall become subject generally to the taxing jurisdiction of any territory or any political sub-division thereof or any authority therein or thereof having power to tax other than or in addition to the United Kingdom or any such political sub-division thereof or any such authority therein or thereof, immediately upon becoming aware thereof notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a Trust Deed supplemental to this Trust Deed, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 8 with the substitution for (or, as the case may be, the addition to) the references therein to the United Kingdom or any political subdivision thereof or any authority therein or thereof having power to tax of references to that other or additional territory or any political sub-division thereof or any authority therein or thereof having power to tax to whose taxing jurisdiction the Issuer shall have become subject as aforesaid such Trust Deed also (where applicable) to modify Condition 6(c) so that such Condition shall make reference to the other or additional territory, any political sub-division thereof and any authority therein or thereof having power to tax;

6.16 comply with and perform all its obligations under the Agency Agreement and use all reasonable endeavours to procure that the Agents comply with and perform all their respective obligations thereunder and not make any amendment or modification to the Agency Agreement without the prior written approval of the Trustee;

6.17 in order to enable the Trustee to ascertain the principal amount of Notes of each series for the time being outstanding for any of the purposes referred to in the proviso to the definition of "outstanding" in Clause 1, deliver to the Trustee as soon as reasonably practicable after being so requested in writing by the Trustee a certificate in writing signed by two Directors of the Issuer setting out the total number and aggregate principal amount of Notes of each series which:

            (i) up to and including the date of such certificate have been purchased by the Issuer or any other Subsidiary of the Issuer and cancelled and

            (ii) are at the date of such certificate held for the benefit of, or on behalf of, the Issuer or any other Subsidiary of the Issuer

6.18 procure its Subsidiaries to comply with all (if any) applicable provisions concerning the purchase of Notes of Condition 6(g);

6.19 use all reasonable endeavours to procure that each of the Paying Agents makes available for inspection by Noteholders and Couponholders at its specified office copies of these presents, the Agency Agreement and, as soon as practicable after the date of publication thereof, the then latest audited balance sheet and profit and loss account (consolidated if applicable) of the Issuer;

6.20 if, in accordance with the provisions of the Conditions, interest in respect of Bearer Securities denominated in U.S. dollars becomes payable at the specified office of any Paying Agent in the United States of America promptly give notice thereof to the Noteholders in accordance with Condition 16;

6.21 give written notice to the Trustee (i) of any designation of any of its Subsidiaries as an Excluded Subsidiary and (ii) forthwith upon any such Excluded Subsidiary ceasing to be an Excluded Subsidiary for the purpose of Condition 6;

6.22 give to the Trustee at the same time as sending to it the certificates referred to in Clause 16.7 above and in any event not later than 180 days after the last day of each financial period of the Issuer, a certificate by the Auditors listing those Subsidiaries of the Issuer which as at such last day were Principal Subsidiaries for the purposes of Condition 10;


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6.23  give to the Trustee, as soon as reasonably practicable after the acquisition or disposal of any company which thereby becomes or ceases to be a Principal Subsidiary of the Issuer or after any transfer is made to any Subsidiary of the Issuer which thereby becomes a Principal Subsidiary, a certificate by the Auditors to such effect;

6.24 upon due surrender in accordance with the Conditions, pay the face value of all Coupons (including Coupons issued in exchange for Talons) appertaining to all Notes purchased by the Issuer or any Subsidiary of the Issuer;

6.25  forthwith give notice in writing to the Trustee of:

      6.25.1 the occurrence of any Restructuring Event or of any event (a "Potential Restructuring Event") which, depending on any certification as provided in the definition of "Restructuring Event", may be a Restructuring Event;

      6.25.2 (if at the time any Restructuring Event occurs there are Rated Securities) the occurrence of any Rating Downgrade in respect of that Restructuring Event within the Restructuring Period; and

      6.25.3 (if at the time any Restructuring Event occurs there are no Rated Securities) the obtaining of a rating in accordance with the definition of "Negative Rating Event" or the occurrence of a Negative Rating Event;

6.26 send to the Trustee within fourteen days of any request by the Trustee (such request only to be made after consultation with the Issuer or after the Issuer has failed or refused to be consulted) a certificate signed by any two directors of the Issuer giving their opinion on any matter relating to or on any aspect of a Potential Restructuring Event (as defined in Clause 6.24.1 above) requested by the Trustee and in forming an opinion on whether the Potential Restructuring Event is a Restructuring Event the Trustee shall be entitled, but not bound, to rely solely on such certificate and if it does so rely, such certificate, and the determination of the Trustee (in reliance on such certificate) as to whether or not a Restructuring Event has occurred, shall be binding on the Issuer, the Noteholders and the Couponholders and the Trustee shall incur no liability to any person for so relying on such certificate; and

6.27 procure the delivery of legal opinions addressed to the Trustee dated the date of such delivery, in form and content acceptable to the Trustee:

      6.27.1 from Linklaters & Paines or such other firm of legal advisers as may be agreed between the Issuer and the Trustee as to the laws of England, on each anniversary of this Trust Deed and on the date of any amendment to this Trust Deed;

      6.27.2 from legal advisers, reasonably acceptable to the Trustee as to such law as may reasonably be requested by the Trustee, on the issue date for the Notes in the event of a proposed issue of Notes of such a nature and having such features as might lead the Trustee to conclude that it would be prudent, having regard to such nature and features, to obtain such legal opinion(s) or in the event that the Trustee considers it prudent in view of a change (or proposed change) in (or in the interpretation or application of) any applicable law, regulation or circumstance affecting the Issuer, the Trustee, the Notes, the Certificates, the Receipts, the Coupons, the Talons, this Trust Deed or the Agency Agreement; and

      6.27.3 on each occasion on which a legal opinion is given to any Dealer in relation to any Notes pursuant to the Programme Agreement from the legal adviser giving such opinion.


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7     Remuneration and Indemnification of the Trustee

7.1 Normal Remuneration: So long as any Note is outstanding the Issuer shall pay the Trustee as remuneration for its services as Trustee such sum on such dates in each case as the Issuer and the Trustee may from time to time agree. Such remuneration shall accrue from day to day from the date of this Trust Deed. However, if any payment to a Noteholder or Couponholder of moneys due in respect of any Note, Receipts or Coupon is improperly withheld or refused, such remuneration shall again accrue as from the date of such withholding or refusal until payment to such Noteholder or Couponholder is duly made.

7.2 Extra Remuneration: If an Event of Default shall have occurred or if the Trustee finds it expedient or necessary or is requested by the Issuer to undertake duties that they both agree to be of an exceptional nature or otherwise outside the scope of the Trustee's normal duties under this Trust Deed, the Issuer shall pay such additional remuneration as they may agree or, failing agreement as to any of the matters in this sub-Clause (or as to such sums referred to in sub-Clause 7.1), as determined by a merchant bank (acting as an expert) selected by the Trustee and approved by the Issuer or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales. The expenses involved in such nomination and such merchant bank's fee shall be shared equally between the Trustee and the Issuer. The determination of such merchant bank shall be conclusive and binding on the Issuer, the Trustee, the Noteholders and the Couponholders.

7.3 Expenses: The Issuer shall also on demand by the Trustee pay or discharge all costs, charges, liabilities and expenses incurred by the Trustee in the preparation and execution of this Trust Deed and the performance of its functions under this Trust Deed including, but not limited to, legal and travelling expenses and any stamp, documentary or other taxes or duties paid by the Trustee in connection with any legal proceedings properly brought or contemplated by the Trustee against the Issuer to enforce any provision of this Trust Deed, the Notes, the Receipts, the Coupons or the Talons. Such costs, charges, liabilities and expenses shall:

      7.3.1 in the case of payments made by the Trustee before such demand, carry interest from the date of the demand at the rate of 2 per cent per annum over the base rate of National Westminster Bank PLC on the date on which the Trustee made such payments; and

      7.3.2 in other cases, carry interest at such rate from 30 days after the date of the demand or (where the demand specifies that payment is to be made on an earlier date) from such earlier date.

7.4 Indemnity: The Issuer shall indemnify the Trustee in respect of all liabilities and expenses incurred by it or by anyone appointed by it or to whom any of its functions may be delegated by it in the carrying out of its functions and against any loss, liability, proper cost, claim, action, demand or expense (including, but not limited to, all proper costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that any of them may incur or that may be made against any of them arising out of or in relation to or in connection with, its appointment or the exercise of its functions.

7.5 Continuing Effect: Sub-clauses 7.3 and 7.4 shall continue in full force and effect as regards the Trustee even if it no longer is Trustee.

7.6 Cost Allocation: The Trustee shall be entitled in its absolute discretion to determine in respect of which Series of Notes any costs, charges, liabilities and expenses incurred under this Trust Deed have been incurred or to allocate any such costs, charges, liabilities and expenses between the Notes of any two or more Series.


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8     Provisions supplemental to the Trustee Act 1925

8.1 Advice: The Trustee may act on the opinion or advice of, or information obtained from, any expert and shall not be responsible to anyone for any loss occasioned by so acting provided it shall have exercised proper care in the selection of such person. Any such opinion, advice or information may be sent or obtained by letter, telex or fax and the Trustee shall not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic.

8.2 Resolutions of Noteholders: The Trustee shall not be responsible for having acted in good faith on a resolution purporting to have been passed at a meeting of Noteholders in respect of which minutes have been made and signed even if it is later found that there was a defect in the constitution of the meeting or the passing of the resolution or that the resolution was not valid or binding on the Noteholders or Couponholders.

8.3 Certificate Signed by Directors: If the Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by any two Directors of the Issuer as to that fact or to the effect that, in their opinion, that act is expedient and the Trustee need not call for further evidence and shall not be responsible for any loss occasioned by acting on such a certificate.

8.4 Deposit of Documents: The Trustee may deposit this Trust Deed and any other documents with any bank or entity whose business includes the safe custody of documents or with any lawyer or firm of lawyers believed by it to be of good repute and may pay all sums due in respect thereof and provided that it shall have exercised proper care in the selection of such person, the Trustee shall not be liable to anyone for any loss occasioned by so acting.

8.5 Discretion: The Trustee shall have absolute and uncontrolled discretion as to the exercise of its functions and shall not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience that may result from their exercise or non-exercise.

8.6 Agents: Whenever it considers it expedient in the interests of the Noteholders, the Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money). Provided that it shall have exercised proper care in the selection of such person, the Trustee shall not be responsible to anyone for any misconduct or omission by any such agent so employed by it or be bound to supervise the proceedings or acts of any such agent.

8.7 Delegation: Whenever it considers it expedient in the interests of the Noteholders, the Trustee may delegate to any person on any terms (including power to sub-delegate) all or any of its functions. If the Trustee exercises proper care in selecting such delegate, it shall not have any obligation to supervise such delegate or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default by any such delegate or sub-delegate.

8.8 Forged Notes: The Trustee shall not be liable to the Issuer or any Noteholder or Couponholder by reason of having accepted as valid or not having rejected any Note, Certificate, Receipt, Coupon or Talon purporting to be such and later found to be forged or not authentic.

8.9 Confidentiality: Unless ordered to do so by a court of competent jurisdiction, the Trustee shall not be required to disclose to any Noteholder or Couponholder any confidential financial or other


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      information made available to the Trustee by the Issuer and no Noteholder or Couponholder shall be entitled to take any action to obtain such information from the Trustee.

8.10 Determinations Conclusive: As between itself and the Noteholders and Couponholders, the Trustee may determine all questions and doubts arising in relation to any of the provisions of this Trust Deed. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee, the Noteholders and the Couponholders.

8.11 Currency Conversion: Where it is necessary or desirable to convert any sum from one currency to another, it shall (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may reasonably be specified by the Trustee having consulted the Issuer (if the Trustee reasonably believes such consultation to be in the interests of the Noteholders) but having regard to current rates of exchange, if available. Any rate, method and date so specified shall be binding on the Issuer, the Noteholders and the Couponholders.

8.12 Events of Default: The Trustee may determine whether or not an Event of Default or Potential Event of Default is in its opinion capable of remedy and/or materially prejudicial to the interests of the Noteholders. Any such determination shall be conclusive and binding on the Issuer, the Noteholders and the Couponholders.

8.13 Payment for and Delivery of Notes: The Trustee shall not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Notes, any exchange of Notes or the delivery of Notes to the persons entitled to them.

8.14 Legal Opinions: The Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to any Notes or for checking or commenting upon the content of any such legal opinion.

8.15 Notes Held by the Issuer etc.: In the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate under Clause 6.17) that no Notes are for the time being held by or on behalf of the Issuer or any of its Subsidiaries.

8.16 Programme Limit: The Trustee shall not be concerned, and need not enquire, as to whether or not any Notes are issued in breach of the Programme Limit.

8.17 Consent or Approval: Any consent or approval given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit.

8.18 Recitals: With the exception of Recital (B), the Trustee assumes no responsibility for the correctness of the recitals to this Trust Deed, which shall be taken as statements of the Issuer, and shall not by the execution of this Trust Deed or any Supplemental Trust Deed be deemed to make any representation as to, the adequacy, sufficiency, validity or enforceability of this Trust Deed or any Supplemental Trust Deed.

8.19  Apportionment: The Trustee may apportion amounts due to it under Clause
      5.1 of this Trust Deed between Notes of different Series as it thinks fit.

8.20 Trustee to assume Performance: The Trustee shall not be bound to give notice to any person of the execution of any documents comprised in these presents or to take any steps to ascertain whether any Event of Default, Potential Event of Default, Restructuring Event, Potential Restructuring Event (as defined in Clause 6.24) or Negative Rating Event has happened and, until it shall have actual knowledge or express notice to the contrary, the Trustee shall be entitled to


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

      assume that no Event of Default, Potential Event of Default, Restructuring Event, Potential Restructuring Event (as defined in Clause 6.24) or Negative Rating Event has happened and that the Issuer is observing and performing all its obligations under this Trust Deed, the Notes, the Receipts, the Coupons and the Talons.

9     Trustee liable for negligence

      If the Trustee fails to show the degree of care and diligence required of it as trustee having regard to the provisions of the Trust Deed conferring on it powers, duties and discretions, nothing in this Trust Deed shall relieve or indemnify it from or against any liability that would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty.

10    Waiver and proof of default

10.1 Waiver: The Trustee may, without the consent of the Noteholders or Couponholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time, if in its opinion the interests of the Noteholders will not be materially prejudiced thereby, waive or authorise, on such terms as seem expedient to it, any breach or proposed breach by the Issuer of this Trust Deed or the Conditions or determine that an Event of Default or Potential Event of Default shall not be treated as such provided that the Trustee shall not do so in contravention of an express direction given by an Extraordinary Resolution or a request made pursuant to Condition 10. No such direction or request shall affect a previous waiver, authorisation or determination. Any such waiver, authorisation or determination shall be binding on the Noteholders and the Couponholders and, if the Trustee so requires, shall be notified to the Noteholders as soon as practicable.

10.2 Proof of Default: Proof that the Issuer has failed to pay a sum due to the holder of any one Note, Receipt or Coupon shall (unless the contrary be proved) be sufficient evidence that it has made the same default as regards all other Notes, Receipts or Coupons that are then payable.

11    Trustee not precluded from entering into contracts

      The Trustee and any other person, whether or not acting for itself, may acquire, hold or dispose of any Note, Receipt, Coupon, Talon or other security (or any interest therein) of the Issuer or any other person, may enter into or be interested in any contract or transaction with any such person and may act on, or as depositary or agent for, any committee or body of holders of any securities of any such person in each case with the same rights as it would have had if the Trustee were not acting as Trustee and need not account for any profit.

12    Modification and Substitution

12.1 Modification: The Trustee may agree without the consent of the Noteholders or Couponholders to any modification to this Trust Deed which is of a formal, minor or technical nature or to correct a manifest error. The Trustee may also so agree to any modification to this Trust Deed that is in its opinion not materially prejudicial to the interests of the Noteholders, but such power does not extend to any such modification as is mentioned in paragraphs 2.2 and 2.8 of Schedule 3.

12.2  Substitution:

      12.2.1 The Trustee may, without the consent of the Noteholders or Couponholders, agree to the substitution of any company (the "Substituted Obligor") in place of the Issuer (or of any previous substitute under this sub-Clause) as the principal debtor under this Trust Deed, the Notes, the Receipts, the Coupons and the Talons provided that:


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            (i)   a deed is executed or undertaking given by the Substituted
                  Obligor to the Trustee, in form and manner satisfactory to the Trustee, agreeing to be bound by this Trust Deed, the Notes, the Receipts, the Coupons and the Talons (with consequential amendments as the Trustee may deem appropriate) as if the Substituted Obligor had been named in this Trust Deed, the Notes, the Certificates, the Receipts, the Coupons and the Talons as the principal debtor in place of the Issuer;

            (ii) if the Substituted Obligor is subject generally to the taxing jurisdiction of a territory or any authority of or in that territory with power to tax (the "Substituted Territory") other than the territory to the taxing jurisdiction of which (or to any such authority of or in which) the Issuer is subject generally (the "Issuer's Territory"), the Substituted Obligor shall (unless the Trustee otherwise agrees) give to the Trustee an undertaking satisfactory to the Trustee in terms corresponding to Condition 8 with the substitution for the references in that Condition to the Issuer's Territory of references to the Substituted Territory whereupon the Trust Deed, the Notes, the Certificates, the Receipts, the Coupons and the Talons shall be read accordingly;

            (iii) if any two Directors of the Substituted Obligor certify that it will be solvent immediately after such substitution, the Trustee need not have regard to the Substituted Obligor's financial condition, profits or prospects or compare them with those of the Issuer; and

            (iv) the Issuer and the Substituted Obligor comply with such other requirements as the Trustee may direct in the interests of the Noteholders.

      12.2.2 Release of Substituted Issuer: An agreement by the Trustee pursuant to sub-Clause 12.2 shall, if so expressed, release the Issuer (or a previous substitute) from any or all of its obligations under this Trust Deed, the Notes, the Receipts, the Coupons and the Talons. Notice of the substitution shall be given to the Noteholders within 14 days of the execution of such documents and compliance with such requirements.

      12.2.3 Completion of Substitution: On completion of the formalities set out in sub-Clause 12.2, the Substituted Obligor shall be deemed to be named in this Trust Deed, the Notes, the Certificates, the Receipts, the Coupons and the Talons as the principal debtor in place of the Issuer (or of any previous substitute) and this Trust Deed, the Notes, the Certificates, the Receipts, the Coupons and the Talons shall be deemed to be amended as necessary to give effect to the substitution.

13    Appointment, Retirement and Removal of the Trustee

13.1 Appointment: The Issuer has the power of appointing new trustees but no-one may be so appointed unless previously approved by an Extraordinary Resolution. A trust corporation shall at all times be a Trustee and may be the sole Trustee. Any appointment of a new Trustee shall be notified by the Issuer to the Noteholders as soon as practicable.

13.2 Retirement and Removal: Any Trustee may retire at any time on giving at least 3 months' written notice to the Issuer without giving any reason or being responsible for any costs occasioned by such retirement and the Noteholders may by Extraordinary Resolution remove any Trustee provided that the retirement or removal of a sole trust corporation shall not be effective until a trust corporation is appointed as successor Trustee. If a sole trust corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal, it shall use all reasonable endeavours to procure that another trust corporation be appointed as Trustee.


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                                       17

13.3 Co-Trustees: The Trustee may, despite sub-Clause 13.1, by written notice to the Issuer appoint anyone to act as an additional Trustee jointly with the Trustee:

      13.3.1 if the Trustee considers the appointment to be in the interests of the Noteholders and/or the Couponholders;

      13.3.2 to conform with a legal requirement, restriction or condition in a jurisdiction in which a particular act is to be performed; or

      13.3.3 to obtain a judgment or to enforce a judgment or any provision of this Trust Deed in any jurisdiction.

      Subject to the provisions of this Trust Deed the Trustee may confer on any person so appointed such functions as it thinks fit. The Trustee may by written notice to the Issuer and that person so remove that person. At the Trustee's request, the Issuer shall forthwith do all things as may be required to perfect such appointment or removal and it irrevocably appoints the Trustee as its attorney in its name and on its behalf to do so.

13.4 Competence of a Majority of Trustees: If there are more than two Trustees the majority of them shall be competent to perform the Trustee's functions provided the majority includes a trust corporation.

14    Notes held in Clearing Systems and Couponholders

14.1 Notes Held in Clearing Systems: So long as any Global Note is, or any Notes represented by a Global Certificate are, held on behalf of a clearing system, in considering the interests of Noteholders, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders or participants with entitlements to any such Global Note or the Registered Notes and may consider such interests on the basis that such accountholders or participants were the holder(s) thereof.

14.2 Couponholders: No notices need be given to Couponholders. They shall be deemed to have notice of the contents of any notice given to Noteholders. Even if it has express notice to the contrary, in exercising any of its functions by reference to the interests of the Noteholders, the Trustee shall assume that the holder of each Note is the holder of all Receipts, Coupons and Talons relating to it.

15    Currency Indemnity

15.1 Currency of Account and Payment: The Contractual Currency is the sole currency of account and payment for all sums payable by the Issuer under or in connection with this Trust Deed, the Notes, the Receipts and the Coupons, including damages.

15.2 Extent of Discharge: An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise), by the Trustee or any Noteholder or Couponholder in respect of any sum expressed to be due to it from the Issuer shall only discharge the Issuer to the extent of the Contractual Currency amount that the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do
      so).

15.3 Indemnity: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed, the Notes, the Receipts or the


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                                       18

      Coupons, the Issuer shall indemnify it against any loss sustained by it as a result. In any event, the Issuer shall indemnify the recipient against the cost of making any such purchase.

15.4  Indemnity Separate: The indemnities in this Clause 15 and in sub-Clause
      7.4 constitute separate and independent obligations from the other obligations in this Trust Deed, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Trustee and/or any Noteholder or Couponholder and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed, the Notes, the Receipts and/or the Coupons or any other judgment or order.

16    Communications

16.1 Method: Each communication under this Trust Deed shall be made by telex, fax or otherwise in writing. Each communication or document to be delivered to any party under this Trust Deed shall be sent to that party at the telex, fax number or address, and marked for the attention of the person (if any), from time to time designated by that party to the other party for the purpose of this Trust Deed. The initial telephone number, telex number, fax number, address and person so designated by the parties under this Trust Deed are set out in the Procedures Memorandum.

16.2 Deemed Receipt: Any communication from any party to the other under this Trust Deed shall be effective, (if by telex) when a confirmed answerback is received at the end of the transmission, (if by fax) when good receipt is confirmed by the recipient following enquiry by the sender and (if in writing) when delivered, except that a communication received outside normal business hours shall be deemed to be received on the next business day in the city in which the recipient is located.

17    Governing Law and Jurisdiction

17.1 Governing Law: This Trust Deed shall be governed by and construed in accordance with English law.

17.2 Jurisdiction: The courts of England are to have jurisdiction to settle any disputes that may arise out of or in connection with this Trust Deed, the Notes, the Receipts, the Coupons or the Talons and accordingly any legal action or proceedings arising out of or in connection with this Trust Deed, the Notes, the Receipts, the Coupons or the Talons ("Proceedings") may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objections to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is for the benefit of each of the Trustee, the Noteholders and the Couponholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

17.3 Service of Process: The Issuer shall procure that its London office, whose address is at 54 Queen Anne Street, London W1M 9LA will act as its agent for service of process in any Proceedings in England. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the Issuer). If for any reason such process agent ceases to be able to act as such or no longer has an address in England the Issuer irrevocably agrees to appoint a substitute process agent acceptable to the Trustee and shall immediately notify the Trustee of such appointment. Nothing shall affect the right to serve process in any other manner permitted by law.


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                                       19

                                   SCHEDULE I
                                     Part A
                          Form of Temporary Global Note

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                               SCOTTISH POWER plc
             (Incorporated in Scotland with limited liability under
                            registered number 117120)

                             DEBT ISSUANCE PROGRAMME

                              TEMPORARY GLOBAL NOTE

                          Temporary Global Note No. [*]

This temporary Global Note is issued in respect of the Notes (the "Notes") of the Tranche and Series specified in the Second Schedule hereto of Scottish Power plc (the "Issuer").

Interpretation and Definitions

References in this temporary Global Note to the "Conditions" are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Trust Deed (as amended or supplemented as at the Issue Date, the "Trust Deed") dated 4 November 1997 between the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this temporary Global Note (including the supplemental definitions and any modifications or additions set out in the Second Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this temporary Global Note shall have the meanings given to them in the Conditions or the Trust Deed.

Aggregate Principal Amount

The aggregate principal amount from time to time of this temporary Global Note shall be an amount equal to the aggregate principal amount of the Notes as shall be shown by the latest entry in the fourth column of the First Schedule hereto, which shall be completed by or on behalf of the Issuing and Paying Agent upon
(i) the issue of Notes represented hereby, (ii) the exchange of the whole or a part of this temporary Global Note for a corresponding interest in a permanent Global Note or, as the case may be, for Definitive Notes or Registered Notes,
(iii) the redemption or purchase and cancellation of Notes represented hereby and/or (iv) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this temporary Global Note, upon presentation and (when no further payment is due in respect of this temporary Global Note) surrender of this temporary Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the


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                                       20

Conditions) the Redemption Amount in respect of the aggregate principal amount of Notes represented by this temporary Global Note and (unless this temporary Global Note does not bear interest) to pay interest in respect of such aggregate principal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

If this temporary Global Note is an Exchangeable Bearer Note, this temporary Global Note may be exchanged in whole or from time to time in part for one or more Registered Notes in accordance with the Conditions on or after the Issue Date but before the Exchange Date referred to below by its presentation to the Issuing and Paying Agent. On or after the Exchange Date, the outstanding principal amount of this temporary Global Note may be exchanged for Definitive Notes and Registered Notes in accordance with the next paragraph.

Subject as provided in the Conditions applicable to Partly-paid Notes, on or after the first day following the expiry of 40 days after the Issue Date (the "Exchange Date"), this temporary Global Note may be exchanged (free of charge to the holder) in whole or from time to time in part by its presentation and, on exchange in full, surrender to or to the order of the Issuing and Paying Agent for interests in a permanent Global Note or, if so specified in the Second Schedule hereto, for Definitive Notes and (if this temporary Global Note is an Exchangeable Bearer Note), in each case, for Registered Notes in an aggregate principal amount equal to the principal amount of this temporary Global Note submitted for exchange provided that, in the case of any part of this temporary Global Note submitted for exchange for a permanent Global Note or Definitive Notes, there shall have been Certification with respect to such principal amount submitted for such exchange dated no earlier than the Exchange Date.

"Certification" means the presentation to the Issuing and Paying Agent of a certificate or certificates with respect to one or more interests in this temporary Global Note, signed by Euroclear or Cedel Bank, substantially to the effect set out in Schedule 4 to the Agency Agreement to the effect that it has received a certificate or certificates substantially to the effect set out in
Schedule 3 to the Agency Agreement with respect thereto and that no contrary advice as to the contents thereof has been received by Euroclear or Cedel Bank, as the case may be.

Upon the whole or a part of this temporary Global Note being exchanged for a permanent Global Note, such permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes or Registered Notes.

The Definitive Notes or the Certificates representing the Registered Notes for which this temporary Global Note or a permanent Global Note may be exchangeable shall be duly executed and authenticated, shall, in the case of Definitive Notes, have attached to them all Coupons (and, where appropriate, Talons) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this temporary Global Note or the permanent Global Note, as the case may be, shall be security printed or, in the case of Certificates, printed in accordance with applicable legal and stock exchange requirements and shall be substantially in the form set out in the Schedules to the Trust Deed as supplemented and/or modified and/or superseded by the terms of the Second Schedule hereto. Certificates issued upon exchange for Registered Notes shall not be Global Certificates unless the holder so requests and certifies to the Issuing and Paying Agent that it is, or is acting as a nominee for, Cedel Bank, Euroclear and/ or any other clearing system.

On any exchange of a part of this temporary Global Note for an equivalent interest in a permanent Global Note, for Definitive Notes or for Registered Notes, as the case may be, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Issuing and


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                                       21

Paying Agent in Part I of the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Benefit of Conditions

Except as otherwise specified herein, this temporary Global Note is subject to the Conditions and the Trust Deed and, until the whole of this temporary Global
Note is exchanged for equivalent interests in a permanent Global Note, for Definitive Notes or for Registered Notes, as the case may be, the holder of this temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of the permanent Global Note (or the relevant part of it) or the Definitive Notes, as the case may be, for which it may be exchanged as if such permanent Global Note or Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this temporary Global Note for exchange, delivery of (or, in the case of a subsequent exchange, due endorsement of) a permanent Global Note or delivery of Definitive Notes or Certificates, as the case may be, is improperly withheld or refused by or on behalf of the Issuer.

Payments due before the Exchange Date shall only be made in relation to such principal amount of this temporary Global Note with respect to which there shall have been Certification dated no earlier than such due date for payment.

Any payments that are made in respect of this temporary Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Issuing and Paying Agent or of any other Paying Agent provided for in the Conditions. If any payment in full of principal is made in respect of any Note represented by this temporary Global Note, the portion of this temporary Global Note representing such Note shall be cancelled and the amount so cancelled shall be endorsed by or on behalf of the Issuing and Paying Agent in the First Schedule hereto (such endorsement being prima facie evidence that the payment in question has been made) whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed. If any other payments are made in respect of the Notes represented by this temporary Global Note, a record of each such payment shall be endorsed by or on behalf of the Issuing and Paying Agent on an additional schedule hereto (such endorsement being prima facie evidence that the payment in question has been made).

Cancellation

Cancellation of any Note represented by this temporary Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the principal amount of this temporary Global Note representing such Note on its presentation to or to the order of the Issuing and Paying Agent for endorsement in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Notices

Notices required to be given in respect of the Notes represented by this temporary Global Note may be given by their being delivered (so long as this temporary Global Note is held on behalf of Euroclear and Cedel Bank or any other clearing system) to Euroclear, Cedel Bank or such other clearing system, as the case may be, or otherwise to the holder of this temporary Global Note, rather than by publication as required by the Conditions.


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                                       22

[Compliance with Listing Rules

The Issuer has complied, as at the Issue Date of this temporary Global Note, with its obligations under the listing rules made by The London Stock Exchange Limited (the "London Stock Exchange") pursuant to Section 142(6) of the Financial Services Act 1986 in respect of its debt securities that have been admitted to the Official List of the London Stock Exchange and, since the last publication in compliance with such rules of information about the Issuer, the Issuer, having made all reasonable enquiries, has not become aware of any change in circumstances that could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations in respect of the Notes represented by this temporary Global Note as they fall due.](*) [(*) Delete if
Note is not denominated in Sterling.]

No provision of this temporary Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

This temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Issuing and Paying Agent.

This temporary Global Note shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this temporary Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER plc

By:




CERTIFICATE OF AUTHENTICATION

This temporary Global Note is authenticated by or on behalf of the Issuing and Paying Agent.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Issuing and Paying Agent

By:




Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


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                                       23

                               THE FIRST SCHEDULE
       Principal amount of Notes represented by this temporary Global Note

The following (i) issue of Notes initially represented by this temporary Global Note, (ii) exchanges of the whole or a part of this temporary Global Note for interests in a permanent Global Note, for Definitive Notes or for Registered Notes and/or (iii) cancellations or forfeitures of interests in this temporary Global Note have been made, resulting in the principal amount of this temporary Global Note specified in the latest entry in the fourth column below:

Date    Amount of         Reason for             Principal         Notation
        decrease in       decrease in            amount of this    made by or on
        principal         principal amount of    temporary         behalf of the
        amount of this    this temporary         Global Note on    Issuing and
        temporary         Global Note            issue or          Paying Agent
        Global Note       (exchange,             following such
                          cancellation or        decrease
                          forfeiture)

Issue   not applicable    not applicable
Date

[Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Notes as the Second Schedule]


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                                       24

                                   SCHEDULE I
                                     Part B
                          Form of Permanent Global Note

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                               SCOTTISH POWER plc
             (Incorporated in Scotland with limited liability under
                            registered number 117120)

                             DEBT ISSUANCE PROGRAMME

                          Permanent Global Note No. [*]

This permanent Global Note is issued in respect of the Notes (the "Notes") of the Tranche(s) and Series specified in the Third Schedule hereto of Scottish Power plc (the "Issuer").

Interpretation and Definitions

References in this permanent Global Note to the "Conditions" are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Trust Deed (as amended or supplemented as at the Issue Date, the "Trust Deed") dated 4 November 1997 between the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this permanent Global Note (including the supplemental definitions and any modifications or additions set out in the Third Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this permanent Global Note shall have the meanings given to them in the Conditions or the Trust Deed.

Aggregate Principal Amount

The aggregate principal amount from time to time of this permanent Global Note shall be an amount equal to the aggregate principal amount of the Notes as shall be shown by the latest entry in the fourth column of the First Schedule hereto, which shall be completed by or on behalf of the Issuing and Paying Agent upon
(i) the exchange of the whole or a part of the temporary Global Note initially representing the Notes for a corresponding interest herein (in the case of Notes represented by a temporary Global Note upon issue), (ii) the issue of the Notes represented hereby (in the case of Notes represented by this permanent Global Note upon issue), (iii) the exchange of the whole or, where the limited circumstances so permit, a part of this permanent Global Note for Definitive Notes or Registered Notes, (iv) the redemption or purchase and cancellation of Notes represented hereby and/or (v) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, hereby promises to pay to the bearer of this permanent Global Note, upon presentation and (when no further payment is due in respect of this permanent Global Note) surrender of this permanent Global Note, on the Maturity Date (or on


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                                       25
such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the aggregate principal amount of Notes represented by this permanent Global Note and (unless this permanent Global Note does not bear interest) to pay interest in respect of such aggregate principal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

This permanent Global Note is exchangeable (free of charge to the holder) on or after the Exchange Date in whole but not, except as provided in the next paragraph, in part for the Definitive Notes or (if this permanent Global Note is an Exchangeable Bearer Note) Registered Notes represented by the Certificates described below:

      (i) by the Issuer giving notice to the Issuing and Paying Agent and the Noteholders of its intention to effect such exchange

      (ii)  if the Third Schedule hereto provides that this permanent Global
            Note is exchangeable for Definitive Notes at the request of the holder, by such holder giving notice to the Issuing and Paying Agent of its election for such exchange

      (iii) if this permanent Global Note is an Exchangeable Bearer Note, by the holder hereof giving notice to the Issuing and Paying Agent of its election to exchange the whole or a part of this permanent Global Note for Registered Notes or

      (iv) otherwise, if this permanent Global Note is held on behalf of Euroclear or Cedel Bank or any other clearing system (an "Alternative Clearing System") and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so.

This permanent Global Note is exchangeable in part (provided, however, that if this permanent Global Note is held by or on behalf of Euroclear and/or Cedel Bank, the rules of Euroclear and/or Cedel Bank, as the case may be, so permit)
(i) if this permanent Global Note is an Exchangeable Bearer Note and the part hereof submitted for exchange is to be exchanged for Registered Notes or (ii) if so provided, and in accordance with, the Conditions relating to Partly-paid Notes.

"Exchange Date" means a day falling not less than 60 days, or in the case of an exchange for Registered Notes 5 days, after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Issuing and Paying Agent is located and, except in the case of exchange pursuant to (iv) above, in the cities in which Euroclear and Cedel Bank or, if relevant, the Alternative Clearing System, are located.

Subject as provided in the Conditions applicable to Party-paid Notes, any such exchange may be effected on or after an Exchange Date by the holder of this permanent Global Note surrendering this permanent Global Note or, in the case of a partial exchange, presenting it for endorsement to or to the order of the Issuing and Paying Agent. In exchange for this permanent Global Note, or part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, duly executed and authenticated Definitive Notes and/or (if this permanent Global Note is an Exchangeable Bearer Note) Certificates in an aggregate principal amount equal to the principal amount of this permanent Global Note submitted for exchange (if appropriate, having attached to them all Coupons (and, where appropriate, Talons) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this permanent Global Note), security printed or, in the case of Certificates, printed in accordance with any applicable legal and stock


--------------------------------------------------------------------------------
exchange requirements and substantially in the form set out in Schedule 2 to the Trust Deed as supplemented and/or modified and/or superseded by the terms of the Third Schedule hereto. Certificates issued upon exchange for Registered Notes shall not be Global Certificates unless the holder so requests and certifies to the Issuing and Paying Agent that it is, or is acting as a nominee for, Cedel Bank, Euroclear and/or an Alternative Clearing System.

On any exchange of a part of this permanent Global Note the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Issuing and Paying Agent in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Benefit of Conditions

Except as otherwise specified herein, this permanent Global Note is subject to the Conditions and the Trust Deed and, until the whole of this permanent Global
Note is exchanged for Definitive Notes or Registered Notes, the holder of this permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this permanent Global Note that falls due after an Exchange Date for such Notes, unless upon due presentation of this permanent Global Note for exchange, delivery of Definitive Notes or Certificates is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this permanent Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Issuing and Paying Agent or of any other Paying Agent provided for in the Conditions. A record of each such payment shall be endorsed on the First or Second Schedule hereto, as appropriate, by the Issuing and Paying Agent or by the relevant Paying Agent, for and on behalf of the Issuing and Paying Agent, which endorsement shall (until the contrary is proved) be prima facie evidence that the payment in question has been made.

Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this permanent Global Note shall become void unless it is presented for payment within a period of 10 years (in the case of principal) and 5 years (in the case of interest) from the appropriate Relevant Date.

Meetings

The holder of this permanent Global Note shall (unless this permanent Global Note represents only one Note) be treated as 2 persons for the purposes of any quorum requirements of a meeting of Noteholders and, at any such meeting, as having one vote in respect of each principal amount of Notes equal to the minimum Denomination of the Notes for which this permanent Global Note may be exchanged.

Cancellation

Cancellation of any Note represented by this permanent Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the principal amount of this permanent Global Note representing such Note on its presentation to or to the order of the Issuing and Paying Agent for endorsement in the First Schedule hereto,


--------------------------------------------------------------------------------
whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Purchase

Notes may only be purchased by the Issuer or any of its subsidiaries if they are purchased together with the right to receive all future payments of interest and Instalment Amounts (if any) thereon.

Issuer's Options

Any option of the Issuer provided for in the Conditions shall be exercised by the Issuer giving notice to the Noteholders within the time limits set out in and containing the information required by the Conditions, except that the notice shall not be required to contain the serial numbers of Notes drawn in the case of a partial exercise of an option and accordingly no drawing of Notes shall be required.

Noteholders' Options

Any option of the Noteholders provided for in the Conditions may be exercised by the holder of this permanent Global Note giving notice to the Issuing and Paying Agent within the time limits relating to the deposit of Notes with a Paying Agent set out in the Conditions substantially in the form of the notice available from any Paying Agent, except that the notice shall not be required to contain the certificate numbers of the Notes in respect of which the option has been exercised, and stating the principal amount of Notes in respect of which the option is exercised and at the same time presenting this permanent Global Note to the Issuing and Paying Agent, or to a Paying Agent acting on behalf of the Issuing and Paying Agent, for notation accordingly in the Fourth Schedule hereto.

Notices

Notices required to be given in respect of the Notes represented by this permanent Global Note may be given by their being delivered (so long as this permanent Global Note is held on behalf of Euroclear, Cedel Bank or any other clearing system) to Euroclear, Cedel Bank or such other clearing system, as the case may be, or otherwise to the holder of this permanent Global Note, rather than by publication as required by the Conditions.

Negotiability

This permanent Global Note is a bearer document and negotiable and accordingly:

      (i) is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions

      (ii) the holder of this permanent Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of Redemption Amount interest or otherwise payable in respect of this permanent Global Note and the Issuer has waived against such holder and any previous holder of this permanent Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this Global Note and

      (iii) payment upon due presentation of this permanent Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this permanent Global Note.

[Compliance with Listing Rules

The Issuer has complied, as at the Issue Date of this permanent Global Note, with its obligations under the listing rules made by The London Stock Exchange Limited (the "London Stock


--------------------------------------------------------------------------------

Exchange") pursuant to Section 142(6) of the Financial Services Act 1986 in respect of its debt securities that have been admitted to the Official List of the London Stock Exchange and, since the last publication in compliance with such rules of information about the Issuer, the Issuer, having made all reasonable enquiries, has not become aware of any change in circumstances that could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations in respect of the Notes represented by this permanent Global Note as they fall due.](*) [(*) Delete if Note is not denominated in Sterling.]

No provision of this permanent Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

This permanent Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Issuing and Paying Agent.

This permanent Global Note shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this permanent Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER plc

By:




CERTIFICATE OF AUTHENTICATION

This permanent Global Note is authenticated by or on behalf of the Issuing and Paying Agent.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Issuing and Paying Agent

By:

Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


--------------------------------------------------------------------------------

                               THE FIRST SCHEDULE
       Principal amount of Notes represented by this permanent Global Note

The following (i) issues of Notes initially represented by this permanent Global Note, (ii) exchanges of interests in a temporary Global Note for interests in this permanent Global Note, (iii) exchanges of the whole or a part of this permanent Global Note for Definitive Notes or for Registered Notes, (iv) cancellations or forfeitures of interests in this permanent Global Note and/ or
(v) payments of Redemption Amount in respect of this permanent Global Note have been made, resulting in the principal amount of this permanent Global Note specified in the latest entry in the fourth column:

Date   Amount of        Reason for increase/   Principal        Notation
       increase/        decrease in            amount of this   made by or
       decrease in      principal amount of    permanent        on behalf
       principal        this permanent         Global Note      of the
       amount of this   Global Note (initial   following such   Issuing and
       permanent        issue, exchange,       increase/        Paying
       Global Note      cancellation,          decrease         Agent
                        forfeiture or
                        payment, stating
                        amount of payment
                        made)


--------------------------------------------------------------------------------

                               THE SECOND SCHEDULE
                              Payments of Interest

The following payments of interest or Interest Amount in respect of this Permanent Global Note have been made:

Due date of   Date of payment   Amount of interest   Notation made by or on
payment                                              behalf of the Issuing
                                                     and Paying Agent


[Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Notes as the Third Schedule.]


--------------------------------------------------------------------------------

                               THE FOURTH SCHEDULE
                         Exercise of Noteholders' Option

The following exercises of the option of the Noteholders provided for in the Conditions have been made in respect of the stated principal amount of this permanent Global Note:

Date of    Principal amount of   Date of which         Notation made by
exercise   this permanent        exercise of such      or on behalf of the
           Global Note in        option is effective   Issuing and Paying
           respect of which                            Agent
           exercise is made


--------------------------------------------------------------------------------

                                   SCHEDULE I
                                     Part C
                           Form of Global Certificate

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is SCOTTISH POWER plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                               SCOTTISH POWER plc
             (Incorporated in Scotland with limited liability under
                            registered number 117120)

                             DEBT ISSUANCE PROGRAMME

                               GLOBAL CERTIFICATE

                           Global Certificate No. [*]

Registered Holder:

Address of Registered Holder:

Principal amount of Notes represented by this Global Certificate:

This Global Certificate is issued in respect of the principal amount specified above of the Notes (the "Notes") of the Tranche and Series specified in the Schedule hereto of Scottish Power plc (the "Issuer"). This Global Certificate certifies that the Registered Holder (as defined above) is registered as the holder of such principal amount of the Notes at the date hereof.

Interpretation and Definitions

References in this Global Certificate to the "Conditions" are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 2 Part C to the Trust Deed (as amended or supplemented as at the Issue Date, the "Trust Deed") dated 4 November 1997 between the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this Global Certificate (including the supplemental definitions and any modifications or additions set out in the Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this Global Certificate shall have the meanings given to them in the Conditions or the Trust Deed.

Promise to Pay

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Global Certificate upon presentation and (when no further payment is due in respect of the Notes represented by this Global Certificate) surrender of this Global Certificate on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Global Certificate and (unless the Notes represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in


--------------------------------------------------------------------------------
the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Global Certificate, (a) the holder of the Notes represented by this Global Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Notes represented by this Global Certificate, (c) this Global Certificate is evidence of entitlement only,
(d) title to the Notes represented by this Global Certificate passes only on due registration on the Register, and (e) only the holder of the Notes represented by this Global Certificate is entitled to payments in respect of the Notes represented by this Global Certificate.

Transfer of Notes represented by permanent Global Certificates

If the Schedule hereto states that the Notes are to be represented by a permanent Global Certificate on issue, transfers of the holding of Notes represented by this Global Certificate pursuant to Condition 2(b) may only be made in part:

      (i) if the Notes represented by this Global Certificate are held on behalf of Euroclear or Cedel Bank or any other clearing system (an "Alternative Clearing System") and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or

      (ii)  with the consent of the Issuer

provided that, in the case of the first transfer of part of a holding pursuant to (i) above, the holder of the Notes represented by this Global Certificate has given the Registrar not less than 30 days' notice at its specified office of such holder's intention to effect such transfer. Where the holding of Notes represented by this Global Certificate is only transferable in its entirety, the Certificate issued to the transferee upon transfer of such holding shall be a Global Certificate. Where transfers are permitted in part, Certificates issued to transferees shall not be Global Certificates unless the transferee so requests and certifies to the Registrar that it is, or is acting as a nominee for, Cedel Bank, Euroclear and/or an Alternative Clearing System.

Meetings

The holder of the Notes represented by this Global Certificate shall (unless this Global Certificate represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders.

[Compliance with Listing Rules

The Issuer has complied, as at the Issue Date of the Notes, with its obligations under the listing rules made by The London Stock Exchange Limited (the "London Stock Exchange") pursuant to Section 142(6) of the Financial Services Act 1986 in respect of its debt securities that have been admitted to the Official List of the London Stock Exchange and, since the last publication in compliance with such rules of information about the Issuer, the Issuer, having made all reasonable enquiries, has not become aware of any change in circumstances that could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations in respect of the Notes as they fall due.](*) [(*) Delete if Note is not denominated in Sterling.]

This Global Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

In witness whereof the Issuer has caused this Global Certificate to be signed on its behalf.

Dated as of the Issue Date.


--------------------------------------------------------------------------------

SCOTTISH POWER plc

By:




CERTIFICATE OF AUTHENTICATION

This Global Certificate is authenticated by or on behalf of the Registrar.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Registrar

By:




Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.


--------------------------------------------------------------------------------

                                Form of Transfer

For value received the undersigned transfers to

                       -----------------------------------

                       -----------------------------------

           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[*] principal amount of the Notes represented by this Global Certificate, and all rights under them.


Dated
                                         ---------------------------

Signed                                   Certifying Signature
       ---------------------------

Notes:

      (i) The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Global Certificate or (if such signature corresponds with the name as it appears on the face of this Global Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

      (ii) A representative of the Noteholder should state the capacity in which he signs e.g. executor.


[Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Certificate as the Schedule.]


--------------------------------------------------------------------------------

                                   SCHEDULE 2
                                     Part A
                               Form of Bearer Note

On the front:


[Denomination]       [ISIN]          [Series]         [Certif. No.]


[Currency and denomination]

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                               SCOTTISH POWER plc
             (Incorporated in Scotland with limited liability under
                            registered number 117120)

                             DEBT ISSUANCE PROGRAMME

                                 Series No. [*]

                                [Title of issue]

This Note forms one of the Series of Notes referred to above (the "Notes") of Scottish Power plc (the "Issuer") designated as specified in the title hereof. The Notes are subject to the Terms and Conditions (the "Conditions") endorsed hereon and are issued subject to, and with the benefit of, the Trust Deed referred to in the Conditions. Expressions defined in the Conditions have the same meanings in this Note.

The Issuer for value received promises to pay to the bearer of this Note, on presentation and (when no further payment is due in respect of this Note) surrender of this Note on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount and (unless this Note does not bear interest) to pay interest from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

[The Issuer has complied, as at the Issue Date of this Note, with its obligations under the listing rules made by The London Stock Exchange Limited (the "London Stock Exchange") pursuant to Section 142(6) of the Financial Services Act 1986 in respect of its debt securities that have been admitted to the Official List of the London Stock Exchange and, since the last publication in compliance with such rules of information about the Issuer, the Issuer, having made all


--------------------------------------------------------------------------------
reasonable enquiries, has not become aware of any change in circumstances that could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations in respect of this Note as they fall due.](*) [(*) Delete if Note is not denominated in Sterling.]

This Note shall not become valid or obligatory for any purpose until authenticated by or on behalf of the Issuing and Paying Agent.

In witness whereof the Issuer has caused this Note to be signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER plc

By:




CERTIFICATE OF AUTHENTICATION

This Note is authenticated
by or on behalf of the Issuing and Paying Agent.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Issuing and Paying Agent

By:




Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


--------------------------------------------------------------------------------

On the back:

                        Terms and Conditions of the Notes

[The Terms and Conditions that are set out in Schedule 2 Part C to the Trust Deed as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Pricing Supplement shall be set out here.]


                            ISSUING AND PAYING AGENT

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             60 Victoria Embankment
                                     London
                                    EC4Y 0JR


                                  PAYING AGENT

           MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE
                               Avenue des Arts 35
                                 B-1040 Brussels


--------------------------------------------------------------------------------

                                   SCHEDULE 2
                                     Part B
                               Form of Certificate

On the front:

This Note constitutes [[commercial paper/a [shorter/longer] term debt security] issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Issuer of this Note is Scottish Power plc, which is not an authorised institution or a European authorised institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulations 1997). Repayment of the principal and the payment of any interest or premium in connection with this Note has not been guaranteed](*) [(*) Delete if Note is not denominated in Sterling or if issue proceeds are not accepted in the UK.]

                               SCOTTISH POWER plc
             (Incorporated in Scotland with limited liability under
                            registered number 117120)

                             DEBT ISSUANCE PROGRAMME

                                 Series No. [*]

                                [Title of issue]

This Certificate certifies that [*] of [*] (the "Registered Holder") is, as at the date hereof, registered as the holder of [principal amount] of Notes of the Series of Notes referred to above (the "Notes") of Scottish Power plc (the "Issuer"), designated as specified in the title hereof. The Notes are subject to the Terms and Conditions (the "Conditions") endorsed hereon and are issued subject to, and with the benefit of, the Trust Deed referred to in the Conditions. Expressions defined in the Conditions have the same meanings in this Certificate.

The Issuer, for value received, promises to pay to the holder of the Note(s) represented by this Certificate upon presentation and (when no further payment is due in respect of the Note(s) represented by this Certificate) surrender of this Certificate on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Certificate and (unless the Note(s) represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Certificate, (a) the holder of the Note(s) represented by this Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Note(s) represented by this Certificate, (c) this Certificate is evidence of entitlement only, (d) title to the Note(s) represented by this Certificate passes only on due registration on the Register, and (e) only the holder of the Note(s) represented by this Certificate is entitled to payments in respect of the Note(s) represented by this Certificate.

[The Issuer has complied, as at the Issue Date of the Notes represented by this Certificate, with its obligations under the listing rules made by The London Stock Exchange Limited (the "London Stock Exchange") pursuant to Section 142(6) of the Financial Services Act 1986 in respect of its


--------------------------------------------------------------------------------
debt securities that have been admitted to the Official List of the London Stock Exchange and, since the last publication in compliance with such rules of information about the Issuer, the Issuer, having made all reasonable enquiries, has not become aware of any change in circumstances that could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations in respect of the Notes represented by this Certificate as they fall due.](*) [(*) Delete if Notes are not denominated in Sterling.]

This Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

In witness whereof the Issuer has caused this Certificate to be signed on its behalf.

Dated as of the Issue Date.

SCOTTISH POWER plc

By:




CERTIFICATE OF AUTHENTICATION

This Certificate is authenticated
by or on behalf of the Registrar.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Registrar

By:




Authorised Signatory
For the purposes of authentication only.
Without recourse, warranty or liability.


--------------------------------------------------------------------------------

On the back:

                        Terms and Conditions of the Notes

[The Terms and Conditions that are set out in Schedule 2 Part C to the Trust Deed as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Pricing Supplement shall be set out here.]

                                Form of Transfer

For value received the undersigned transfers to

                       -----------------------------------

                       -----------------------------------

           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[*] principal amount of the Notes represented by this Certificate, and all rights under them.


Dated
                                         ---------------------------

Signed                                   Certifying Signature
       ---------------------------

Notes:

      (i) The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Certificate or (if such signature corresponds with the name as it appears on the face of this Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

      (ii) A representative of the Noteholder should state the capacity in which he signs.

             ISSUING AND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             60 Victoria Embankment
                                     London
                                    EC4Y 0JR

                         PAYING AGENT AND TRANSFER AGENT

           MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE
                               Avenue des Arts 35
                                 B-1040 Brussels


--------------------------------------------------------------------------------

                                   SCHEDULE 2
                                     Part C
                        Terms and Conditions of the Notes

The Notes are constituted by a Trust Deed (as amended or supplemented as at the date of issue of the Notes (the "Issue Date"), the "Trust Deed") dated 4th November 1997 between the Issuer and The Law Debenture Trust Corporation p.l.c. (the "Trustee", which expression shall include all persons for the time being the trustee or trustees under the Trust Deed) as trustee for the Noteholders (as defined below). These terms and conditions include summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the Bearer Notes, Certificates, Receipts, Coupons and Talons referred to below. An Agency Agreement (as amended or supplemented as at the Issue Date, the "Agency Agreement") dated 4th November 1997 has been entered into in relation to the Notes between the Issuer, the Trustee, Morgan Guaranty Trust Company of New York, London office as initial issuing and paying agent and the other agents named in it. The issuing and paying agent, the paying agents, the registrar, the transfer agents and the calculation agent(s) for the time being (if any) are referred to below respectively as the "Issuing and Paying Agent", the "Paying Agents" (which expression shall include the Issuing and Paying Agent), the "Registrar", the "Transfer Agents" (which expression shall include the Registrar) and the "Calculation Agent(s)". Copies of the relevant Pricing Supplement, Trust Deed and the Agency Agreement are available for inspection during usual business hours at the registered office of the Trustee (presently at Princes House, 95 Gresham Street, London EC2V 7LY) and at the specified offices of the Paying Agents and the Transfer Agents.

The Noteholders, the holders of the interest coupons (the "Coupons") appertaining to interest bearing Notes in bearer form and, where applicable in the case of such Notes, talons for further Coupons (the "Talons") (the "Couponholders") and the holders of the receipts for the payment of instalments of principal (the "Receipts") relating to Notes in bearer form of which the principal is payable in instalments are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and the relevant Pricing Supplement and are deemed to have notice of those provisions applicable to them of the Agency Agreement.

1. Form, Denomination and Title

The Notes are issued in bearer form ("Bearer Notes", which expression includes Notes that are specified to be Exchangeable Bearer Notes), in registered form ("Registered Notes") or in bearer form exchangeable for Registered Notes ("Exchangeable Bearer Notes") in each case in the Denomination(s) shown thereon.

All Registered Notes shall have the same Denomination. Where Exchangeable Bearer Notes are issued, the Registered Notes for which they are exchangeable shall have the same Denomination as the lowest denomination of Exchangeable Bearer Notes.

Bearer Notes are serially numbered and are issued with Coupons (and, where appropriate, a Talon) attached, save in the case of Notes that do not bear interest in which case references to interest (other than in relation to interest due after the Maturity Date), Coupons and Talons in these Conditions are not applicable. Any Bearer Note the principal amount of which is redeemable in instalments is issued with one or more Receipts attached.

Registered Notes are represented by registered certificates ("Certificates") and, save as provided in Condition 2(c), each Certificate shall represent the entire holding of Registered Notes by the same holder.

Title to the Bearer Notes and the Receipts, Coupons and Talons shall pass by delivery. Title to the Registered Notes shall pass by registration in the register that the Issuer shall procure to be kept by the


--------------------------------------------------------------------------------

Registrar in accordance with the provisions of the Agency Agreement (the "Register"). Except as ordered by a court of competent jurisdiction or as required by law, the holder (as defined below) of any Note, Receipt, Coupon or Talon shall be deemed to be and may be treated as its absolute owner for all purposes whether or not it is overdue and regardless of any notice of ownership, trust or an interest in it, any writing on it (or on the Certificate representing it) or its theft or loss (or that of the related Certificate) and no person shall be liable for so treating the holder.

In these Conditions, "Noteholder" means the bearer of any Bearer Note and the Receipts relating to it or the person in whose name a Registered Note is registered (as the case may be), "holder" (in relation to a Note, Receipt, Coupon or Talon) means the bearer of any Bearer Note, Receipt, Coupon or Talon or the person in whose name a Registered Note is registered (as the case may be) and capitalised terms have the meanings given to them hereon, the absence of any such meaning indicating that such term is not applicable to the Notes.

2. Exchanges of Exchangeable Bearer Notes and Transfers of Registered Notes

(a) Exchange of Exchangeable Bearer Notes

Subject as provided in Condition 2(f), Exchangeable Bearer Notes may be exchanged for the same aggregate principal amount of Registered Notes at the request in writing of the relevant Noteholder and upon surrender of each Exchangeable Bearer Note to be exchanged, together with all unmatured Receipts, Coupons and Talons relating to it, at the specified office of any Transfer Agent; provided, however, that where an Exchangeable Bearer Note is surrendered for exchange after the Record Date (as defined in Condition 7(b)) for any payment of interest, the Coupon in respect of that payment of interest need not be surrendered with it. Registered Notes may not be exchanged for Bearer Notes. Bearer Notes of one Denomination may not be exchanged for Bearer Notes of another Denomination. Bearer Notes that are not Exchangeable Bearer Notes may not be exchanged for Registered Notes.

(b) Transfer of Registered Notes

One or more Registered Notes may be transferred upon the surrender (at the specified office of the Registrar or any Transfer Agent) of the Certificate representing such Registered Notes to be transferred, together with the form of transfer endorsed on such Certificate duly completed and executed and any other evidence as the Registrar or Transfer Agent may reasonably require. In the case of a transfer of part only of a holding of Registered Notes represented by one Certificate, a new Certificate shall be issued to the transferee in respect of the part transferred and a further new Certificate in respect of the balance of the holding not transferred shall be issued to the transferor.

(c) Exercise of Options or Partial Redemption in Respect of Registered Notes

In the case of an exercise of an Issuer's or Noteholders' option in respect of, or a partial redemption of, a holding of Registered Notes represented by a single Certificate, a new Certificate shall be issued to the holder to reflect the exercise of such option or in respect of the balance of the holding not redeemed. In the case of a partial exercise of an option resulting in Registered Notes of the same holding having different terms, separate Certificates shall be issued in respect of those Notes of that holding that have the same terms. New Certificates shall only be issued against surrender of the existing Certificates to the Registrar or any Transfer Agent. In the case of a transfer of Registered Notes to a person who is already a holder of Registered Notes, a new Certificate representing the enlarged holding shall only be issued against surrender of the Certificate representing the existing holding.

(d) Delivery of New Certificates

Each new Certificate to be issued pursuant to Conditions 2(a), (b) or (c) shall be available for delivery within five business days of receipt of the request for exchange, form of transfer or Exercise Notice or surrender of the Certificate for exchange. Delivery of the new Certificate(s) shall be made at the specified office of the Transfer Agent or of the Registrar (as the case may be) to whom delivery or surrender of such request for exchange, form of transfer, Exercise Notice or Certificate shall have been made or, at the option of the holder making such delivery or surrender as aforesaid and as specified in the relevant request for exchange, form of transfer, Exercise Notice or otherwise in writing, be mailed by uninsured post at the risk of the holder entitled to the new Certificate to such address as may be so specified, unless such holder requests otherwise and pays in advance to the relevant Agent the costs of such other method of delivery and/or such insurance as it may specify. In this Condition 2(d), "business day" means a day, other than a Saturday or Sunday, on which banks are open for business in the place of the specified office of the relevant Transfer Agent or the Registrar.

(e) Exchange Free of Charge

Exchange and transfer of Notes and Certificates on registration, transfer, exercise of an option or partial redemption shall be effected without charge by or on behalf of the Issuer, the Registrar or the Transfer Agents, but upon payment of any tax or other governmental charges that may be imposed in relation to it (or the giving of such indemnity as the Registrar or the relevant Transfer Agent may reasonably require).

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

(f) Closed Periods

No Noteholder may require the transfer of a Registered Note to be registered or an Exchangeable Bearer Note to be exchanged for one or more Registered Note(s)
(i) during the period of 15 days ending on the due date for redemption of, or payment of any Instalment Amount in respect of, that Note, (ii) during the period of 15 days prior to any date on which Notes may be called for redemption by the Issuer at its option pursuant to Condition 6(d), (iii) after any such Note has been called for redemption or (iv) during the period of seven days ending on (and including) any Record Date. An Exchangeable Bearer Note called for redemption may, however, be exchanged for one or more Registered Note(s) in respect of which the Certificate is simultaneously surrendered not later than the relevant Record Date.

3. Status

The Notes and the Receipts and Coupons constitute (subject to Condition 4) unsecured obligations of the Issuer and shall at all times rank pari passu and without any preference among themselves. The payment obligations of the Issuer under the Notes and the Receipts and Coupons shall, save for such exceptions as may be provided by applicable legislation and subject to Condition 4, at all times rank at least equally with all other unsecured and unsubordinated indebtedness and monetary obligations of the Issuer, present and future.

4. Negative Pledge

So long as any of the Notes remains outstanding (as defined in the Trust Deed) the Issuer will ensure that no Relevant Indebtedness of the Issuer or any Relevant Subsidiary (as defined in Condition 6) or of any other person and no guarantee by the Issuer or any Relevant Subsidiary of any Relevant Indebtedness (as defined in Condition 6) of any person will be secured by a mortgage, charge, lien, pledge or other security interest (each a "Security Interest") upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled capital) of the Issuer or any Relevant Subsidiary unless the Issuer shall, before or at the same time as the creation of the Security Interest, take any and all action necessary to ensure that:

(i) all amounts payable by it under the Notes, the Receipts, the Coupons and the Trust Deed are secured equally and rateably with the Relevant Indebtedness or guarantee, as the case may be, by the Security Interest to the satisfaction of the Trustee; or

(ii) such other Security Interest or guarantee or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Issuer under the Notes, the Receipts, the Coupons and the Trust Deed either (i) as the Trustee shall in its absolute discretion deem not materially less beneficial to the interests of the Noteholders or (ii) as shall be approved by an Extraordinary Resolution (as defined in the Trust Deed) of the Noteholders, save that the Issuer or any Relevant Subsidiary may create or have outstanding a Security Interest in respect of any Relevant Indebtedness and/or any guarantees given by the Issuer or any Relevant Subsidiary in respect of any Relevant Indebtedness of any person (without the obligation to provide a Security Interest or guarantee or other arrangement in respect of the Notes, the Receipts, the Coupons and the Trust Deed as aforesaid) where (1) such Relevant Indebtedness has an initial maturity of not less than twenty years and is of a maximum aggregate amount outstanding at any time not exceeding the greater of (pound)250,000,000 or 20% of the Capital and Reserves (as defined in Condition
6) or (2) such Security Interest is provided in respect of a company becoming a Subsidiary of the Issuer after the date of the relevant Pricing Supplement and where such Security Interest existed at the time that company becomes a Subsidiary of the Issuer (provided that such Security Interest was not created in contemplation of that company becoming a Subsidiary of the Issuer and the principal amount secured at the time of that company becoming a Subsidiary of the Issuer is not subsequently increased).

5. Interest and Other Calculations

(a) Interest Rate and Accrual

Each Note bears interest on its outstanding principal amount from the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Interest Rate, such interest being payable in arrear on each Interest Payment Date.

Interest shall cease to accrue on each Note on the due date for redemption unless, upon due presentation, payment of principal is improperly withheld or refused, in which event interest shall continue to accrue (as well after as before judgment) at the Interest Rate in the manner provided in this Condition 5 to the Relevant Date (as defined in Condition 8).

(b) Business Day Convention

If any date referred to in these Conditions that is specified to be subject to adjustment in accordance with a Business Day Convention would otherwise fall on a day that is not a Business Day, then, if the Business Day Convention specified is (i) the Floating Rate Business Day Convention, such date shall be postponed

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

to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event (A) such date shall be brought forward to the immediately preceding Business Day and (B) each subsequent such date shall be the last Business Day of the month in which such date would have fallen had it not been subject to adjustment, (ii) the Following Business Day Convention, such date shall be postponed to the next day that is a Business Day, (iii) the Modified Following Business Day Convention, such date shall be postponed to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event such date shall be brought forward to the immediately preceding Business Day or (iv) the Preceding Business Day Convention, such date shall be brought forward to the immediately preceding Business Day

(c) Interest Rate on Floating Rate Notes

If the Interest Rate is specified in the Pricing Supplement as being Floating Rate, the Interest Rate for each Interest Accrual Period shall be determined by the Calculation Agent at or about the Relevant Time on the Interest Determination Date in respect of each Interest Accrual Period in accordance with the following

(i) if the Primary Source for the Floating Rate is a Page, subject as provided below, the Interest Rate shall be:

(x) the Relevant Rate (where such Relevant Rate on such Page is a composite quotation or is customarily supplied by one entity); or

(y) the arithmetic mean of the Relevant Rates of the persons whose Relevant Rates appear on that Page,

in each case appearing on such Page at the Relevant Time on the Interest Determination Date

(ii) if the Page specified in the Pricing Supplement as a Primary Source permanently ceases to quote the Relevant Rate(s) but such quotation(s) is/are available from another page, section or other part of such information service selected by the Calculation Agent (the "Replacement Page"), the Replacement Page shall be substituted as the Primary Source for Interest Rate Quotations and if no Replacement Page exists but such quotation(s) is/are available from a page, section or other part of a different information service selected by the Calculation Agent and approved by the Issuer (the "Secondary Replacement Page"), the Secondary Replacement Page shall be substituted as the Primary Source for Interest Rate Quotations

(iii) if the Primary Source for the Floating Rate is Reference Banks (as defined below) or if sub-paragraph (i)(x) applies and no Relevant Rate appears on the Page at the Relevant Time on the Interest Determination Date or if sub-paragraph
(i)(y) above applies and fewer than two Relevant Rates appear on the Page at the Relevant Time on the Interest Determination Date, subject as provided below, the Interest Rate shall be the arithmetic mean of the Relevant Rates that each of the Reference Banks is quoting to leading banks in the Relevant Financial Centre at the Relevant Time on the Interest Determination Date, as determined by the Calculation Agent

(iv) if paragraph (iii) above applies, and the Calculation Agent determines that fewer than two Reference Banks are so quoting Relevant Rates, and either the Relevant Currency is not ECU or the Relevant Currency is ECU and the third stage of the European monetary union has started (in which event, references to the Relevant Currency shall mean the Euro), subject as provided below, the Interest Rate shall be the arithmetic mean of the rates per annum (expressed as a percentage) that the Calculation Agent determines to be the rates (being the nearest equivalent to the Benchmark) in respect of a Representative Amount of the Relevant Currency that at least two out of five leading banks selected by the Calculation Agent in the principal financial centre of the country of the Relevant Currency or, if the Relevant Currency is ECU, in Brussels, Frankfurt, London, Luxembourg or Paris as selected by the Calculation Agent (the "Principal Financial Centre") are quoting at or about the Relevant Time on the date on which such banks would customarily quote such rates for a period commencing on the Effective Date for a period equivalent to the Specified Duration (x) to leading banks carrying on business in Europe, or (if the Calculation Agent determines that fewer than two of such banks are so quoting to leading banks in Europe) (y) to leading banks carrying on business in the Principal Financial Centre; except that, if fewer than two of such banks are so quoting to leading banks in the Principal Financial Centre, the Interest Rate shall be the Interest Rate determined on the previous Interest Determination Date (after readjustment for any difference between any Margin, Rate Multiplier or Maximum or Minimum Interest Rate applicable to the preceding Interest Accrual Period and to the relevant Interest Accrual Period)

(v) if paragraph (iii) above applies and the Relevant Currency is ECU and the third stage of European monetary union has not started and the Calculation Agent determines that fewer than two Reference Banks are so quoting Relevant Rates, the Calculation Agent shall, in respect of each of the then component currencies of the ECU (provided that, if the ECU is not then used as the unit of account of the European Communities (the "EC"), the component currencies of the ECU shall be those provided for in

Condition 7(i)(iv)), determine an Interest Rate (each a "Component Rate") for such component in accordance with paragraphs (iii) and (iv) above as if such component was the Relevant Currency (and without any adjustment in accordance with Condition 5(e) below) and, provided that Component Rates for component currencies representing in aggregate 95% (determined as provided below) of one ECU are determined on the Interest Determination Date and subject as provided below, the Interest Rate shall be the arithmetic mean of the Component Rates, weighted in the manner provided below, as determined by the Calculation Agent and

(vi) if paragraph (v) above applies and the Calculation Agent is unable to determine the Interest Rate for an Interest Accrual Period in accordance with that paragraph, the Interest Rate for such Interest Accrual Period shall be the Interest Rate in effect for the last preceding Interest Accrual Period to which paragraphs (i) or (iii) above shall have applied (after readjustment for any difference between any Margin, Rate Multiplier or Maximum or Minimum Interest Rate applicable to the preceding Interest Accrual Period and to the relevant Interest Accrual Period).

(d) Interest Rate on Zero Coupon Notes

Where a Note the Interest Rate of which is specified in the Pricing Supplement to be Zero Coupon is repayable prior to the Maturity Date and is not paid when due, the amount due and payable prior to the Maturity Date shall be the Redemption Amount of such Note. As from the Maturity Date, the Interest Rate for any overdue principal of such a Note shall be a rate per annum (expressed as a percentage) equal to the Amortisation Yield (as defined in Condition 6(b)).

(e) Margin, Maximum/Minimum Interest Rates, Instalment Amounts and Redemption Amounts, Rate Multipliers, Rounding and ECU Weighting

(i) If any Margin or Rate Multiplier is specified in the Pricing Supplement (either (x) generally, or (y) in relation to one or more Interest Accrual Periods), an adjustment shall be made to all Interest Rates, in the case of (x), or the Interest Rates for the specified Interest Accrual Periods, in the case of
(y), calculated in accordance with Condition 5(c) above by adding (if a positive number) or subtracting the absolute value (if a negative number) of such Margin or multiplying by such Rate Multiplier, subject always to the next paragraph.

(ii) If any Maximum or Minimum Interest Rate, Instalment Amount or Redemption Amount is specified in the Pricing Supplement, then any Interest Rate, Instalment Amount or Redemption Amount shall be subject to such maximum or minimum, as the case may be.

(iii) For the purposes of any calculations required pursuant to these Conditions (unless otherwise specified in the Pricing Supplement), (x) all percentages resulting from such calculations shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with halves being rounded up), (y) all figures shall be rounded to seven significant figures (with halves being rounded up) and (z) all currency amounts that fall due and payable shall be rounded to the nearest unit of such currency (with halves being rounded up), save in the case of yen, which shall be rounded down to the nearest yen. For these purposes "unit" means, with respect to any currency other than ECU, the lowest amount of such currency that is available as legal tender in the country of such currency and, with respect to ECU, means 0.01 ECU.

(iv) For the purposes of this Condition 5, the weighting to be given to a component currency of, or the percentage that it bears to, one ECU shall be determined by the Calculation Agent by reference to the proportion that the amount of such component currency included in one ECU bears to one ECU and calculated on the basis of the U.S. dollar equivalent of each of the component currencies as at or about the Relevant Time on the Interest Determination Date in question. Such U.S. dollar equivalent shall be determined by the Calculation Agent in the manner provided under Condition 7(i), except that for the purposes of this Condition 5, (i) any reference therein to a Day of Valuation shall be deemed to refer to the Interest Determination Date in question, (ii) all decisions or choices to be made by the Trustee thereunder shall be made by the Calculation Agent, and (iii) if the ECU is being used as the unit of account of the EC on such Interest Determination Date, the components of the ECU shall be the currency amounts that are components of the ECU on such date.

(f) Calculations

The amount of interest payable in respect of any Note for any period shall be calculated by multiplying the product of the Interest Rate and the outstanding principal amount of such Note by the Day Count Fraction, unless an Interest Amount (or a formula for its calculation) is specified in respect of such period, in which case the amount of interest payable in respect of such Note for such period shall equal such Interest Amount (or be calculated in accordance with such formula). Where any Interest Period comprises two or more Interest Accrual Periods, the amount of interest payable in respect of such Interest Period shall be the sum of the amounts of interest payable in respect of each of those Interest Accrual Periods.

(g) Determination and Publication of Interest Rates, Interest Amounts, Redemption Amounts and Instalment Amounts

As soon as practicable after the Relevant Time on each Interest Determination Date or such other time on such date as the Calculation Agent may be required to calculate any Redemption Amount or Instalment Amount, obtain any quote or make any determination or calculation, it shall determine the Interest Rate and calculate the amount of interest payable (the "Interest Amounts") in respect of each Denomination of the Notes for the relevant Interest Accrual Period, calculate the Redemption Amount or Instalment Amount, obtain such quote or make such determination or calculation, as the case may be, and cause the Interest Rate and the Interest Amounts for each Interest Period and the relevant Interest Payment Date and, if required to be calculated, the Redemption Amount or any Instalment Amount to be notified to the Trustee, the Issuer, each of the Paying Agents, the Noteholders, any other Calculation Agent appointed in respect of the Notes that is to make a further calculation upon receipt of such information and, if the Notes are listed on a stock exchange and the rules of such exchange so require, such exchange as soon as possible after their determination but in no event later than (i) the commencement of the relevant Interest Period, if determined prior to such time, in the case of notification to such exchange of an Interest Rate and Interest Amount, or (ii) in all other cases, the fourth Business Day after such determination. Where any Interest Payment Date or Interest Period Date is subject to adjustment pursuant to Condition 5(b), the Interest Amounts and the Interest Payment Date so published may subsequently be amended (or appropriate alternative arrangements made with the consent of the Trustee by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. If the Notes become due and payable under Condition 10, the accrued interest and the Interest Rate payable in respect of the Notes shall nevertheless continue to be calculated as previously in accordance with this Condition but no publication of the Interest Rate or the Interest Amount so calculated need be made unless the Trustee otherwise requires. The determination of each Interest Rate, Interest Amount, Redemption Amount and Instalment Amount, the obtaining of each quote and the making of each determination or calculation by the Calculation Agent(s) shall (in the absence of manifest error) be final and binding upon all parties.

(h) Determination or Calculation by Trustee

If the Calculation Agent does not at any time for any reason determine or calculate the Interest Rate for an Interest Period or any Interest Amount, Instalment Amount or Redemption Amount, the Trustee shall do so (or shall appoint an agent on its behalf to do so) and such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Trustee shall apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such manner as it shall deem fair and reasonable in all the circumstances.

(i) Definitions

In these Conditions, unless the context otherwise requires, the following defined terms shall have the meanings set out below

"Business Day" means

(i) in the case of a specified currency other than ECU, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in the principal financial centre for that currency and/or

(ii) in the case of ECU, any day other than a Saturday, a Sunday or a day designated as a non-settlement day for ECU on the Reuters Screen ISDE page on the Reuter Monitor Money Rates Service ("Reuters") or a day so designated by the ECU Banking Association if ECU non-settlement days do not appear on that page or, if no days are so designated, a day on which ECU interbank payments cannot be settled and/or

(iii) in the case of a specified currency with one or more financial centres, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in the specified currency in the specified financial centre or, if no financial centre is specified, generally in each of such financial centres.

"Day Count Fraction" means, in respect of the calculation of an amount of interest on any Note for any period of time (whether or not constituting an Interest Period, the "Calculation Period")

(i) if "Actual/365" or "Actual/Actual" is specified in the Pricing Supplement, the actual number of days in the Calculation Period divided by 365 (or, if any portion of that Calculation Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Calculation Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Calculation Period falling in a non-leap year divided by 365)

(ii) if "Actual/365 (Fixed)" is specified in the Pricing Supplement, the actual number of days in the Calculation Period divided by 365

(iii) if "Actual/360" is specified in the Pricing Supplement, the actual number of days in the Calculation Period divided by 360

(iv) if "30/360", "360/360" or "Bond Basis" is specified in the Pricing Supplement, the number of days in the Calculation Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (a) the last day of the Calculation Period is the 31st day of a month but the first day of the Calculation Period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (b) the last day of the Calculation Period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)) and

(v) if "30E/360" or "Eurobond Basis" is specified in the Pricing Supplement, the number of days in the Calculation Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the Calculation Period unless, in the case of a Calculation Period ending on the Maturity Date, the Maturity Date is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month).

"Effective Date" means, with respect to any Floating Rate to be determined on an Interest Determination Date, the date specified as such in the Pricing Supplement or, if none is so specified, the first day of the Interest Accrual Period to which such Interest Determination Date relates.

"Interest Accrual Period" means the period beginning on (and including) the Interest Commencement Date and ending on (but excluding) the first Interest Period Date and each successive period beginning on (and including) an Interest Period Date and ending on (but excluding) the next succeeding Interest Period Date.

"Interest Commencement Date" means the Issue Date or such other date as may be specified in the Pricing Supplement.

"Interest Determination Date" means, with respect to an Interest Rate and Interest Accrual Period, the date specified as such in the Pricing Supplement or, if none is so specified, the first day of such Interest Accrual Period if the Relevant Currency is Sterling or the day falling two Business Days in London for the Relevant Currency prior to the first day of such Interest Accrual Period if the Relevant Currency is not Sterling.

"Interest Period" means the period beginning on (and including) the Interest Commencement Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date.

"Interest Period Date" means each Interest Payment Date unless otherwise specified in the Pricing Supplement.

"Interest Rate" means the rate of interest payable from time to time in respect of this Note and that is either specified or calculated in accordance with the provisions in the Pricing Supplement.

"Page" means such page, section, caption, column or other part of a particular information service (including, but not limited to, Reuters and the Dow Jones Telerate Service ("Telerate")) as may be specified for the purpose of providing a Relevant Rate, or such other page, section, caption, column or other part as may replace it on that information service or on such other information service, in each case as may be nominated by the person or organisation providing or sponsoring the information appearing there for the purpose of displaying rates or prices comparable to that Relevant Rate.

"Reference Banks" means the institutions specified as such in the Pricing Supplement or, if none, four (or, if the Relevant Financial Centre is Helsinki, five) major banks selected by the Calculation Agent in the interbank market (or, if appropriate, money, swap or over-the-counter index options market) that is most closely connected with the Benchmark.

"Relevant Currency" means the currency specified in the Pricing Supplement or, if none is specified, the currency in which the Notes are denominated.

"Relevant Financial Centre" means, with respect to any Floating Rate to be determined on an Interest Determination Date, the financial centre as may be specified as such in the Pricing Supplement or, if none is so specified, the financial centre with which the relevant Benchmark is most closely connected or, if none is so connected, London.

"Relevant Rate" means the Benchmark for a Representative Amount of the Relevant Currency for a period (if applicable or appropriate to the Benchmark) equal to the Specified Duration commencing on the Effective Date.

"Relevant Time" means, with respect to any Interest Determination Date, the local time in the Relevant Financial Centre specified in the Pricing Supplement or, if none is specified, the local time in the Relevant Financial Centre at which it is customary to determine bid and offered rates in respect of deposits in the Relevant Currency in the interbank market in the Relevant Financial Centre.

"Representative Amount" means, with respect to any Floating Rate to be determined on an Interest Determination Date, the amount specified as such in the Pricing Supplement or, if none is specified, an amount that is representative for a single transaction in the relevant market at the time.

"Specified Duration" means, with respect to any Floating Rate to be determined on an Interest Determination Date, the duration specified in the Pricing Supplement or, if none is specified, a period of time equal to the relative Interest Accrual Period, ignoring any adjustment pursuant to Condition 5(b).

(j) Calculation Agent and Reference Banks

The Issuer shall procure that there shall at all times be four Reference Banks (or such other number as may be required) with offices in the Relevant Financial Centre and one or more Calculation Agents if provision is made for them in the Pricing Supplement and for so long as any Note is outstanding (as defined in the Trust Deed). If any Reference Bank (acting through its relevant office) is unable or unwilling to continue to act as a Reference Bank, then the Issuer shall (with the prior approval of the Trustee) appoint another Reference Bank with an office in the Relevant Financial Centre to act as such in its place. Where more than one Calculation Agent is appointed in respect of the Notes, references in these Conditions to the Calculation Agent shall be construed as each Calculation Agent performing its respective duties under the Conditions. If the Calculation Agent is unable or unwilling to act as such or if the Calculation Agent fails duly to establish the Interest Rate for an Interest Period or to calculate any Interest Amount, Instalment Amount or the Redemption Amount or to comply with any other requirement, the Issuer shall (with the prior approval of the Trustee) appoint a leading bank or investment banking firm engaged in the interbank market (or, if appropriate, money, swap or over-the-counter index options market) that is most closely connected with the calculation or determination to be made by the Calculation Agent (acting through its principal London office or any other office actively involved in such market) to act as such in its place. The Calculation Agent may not resign its duties without a successor having been appointed as aforesaid.

(k) Certificates to be Final

All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions of this Condition 5, whether by the Calculation Agent or the Trustee, shall (in the absence of wilful default, bad faith or manifest error) be binding on the Issuer, the Calculation Agent, the Trustee, the other Paying Agents and all Noteholders, Receiptholders and Couponholders and (in the absence as aforesaid) no liability to the Issuer, the Noteholders, the Receiptholders or the Couponholders shall attach to the Calculation Agent or the Trustee in connection with the exercise or non-exercise by them of their powers, duties and discretions pursuant to such provisions.

6. Redemption, Purchase and Options

(a) Redemption by Instalments and Final Redemption

(i) Unless previously redeemed, purchased and cancelled as provided in this Condition 6 or the relevant Instalment Date (being one of the dates so specified hereon) is extended pursuant to the Issuer's or any Noteholder's option in accordance with Condition 6(d) or 6(e), each Note that provides for Instalment Dates and Instalment Amounts shall be partially redeemed on each Instalment Date at the related Instalment Amount specified in the Pricing Supplement. The outstanding principal amount of each such Note shall be reduced by the Instalment Amount (or, if such Instalment Amount is calculated by reference to a proportion of the principal amount of such Note, such proportion) for all purposes with effect from the related Instalment Date, unless payment of the Instalment Amount is improperly withheld or refused on presentation of the related Receipt, in which case, such amount shall remain outstanding until the Relevant Date relating to such Instalment Amount.

(ii) Unless previously redeemed, purchased and cancelled as provided below or its maturity is extended pursuant to the Issuer's or any Noteholder's option in accordance with Condition 6(d) or 6(e), each Note shall be finally redeemed on the Maturity Date specified in the Pricing Supplement at its Redemption Amount (which, unless otherwise provided in the Pricing Supplement, is its principal amount) or, in the case of a Note falling within paragraph (i) above, its final Instalment Amount.

(b) Early Redemption of Zero Coupon Notes

(i) The Redemption Amount payable in respect of any Note that does not bear interest prior to the Maturity Date, the Redemption Amount of which is not linked to an index and/or a formula, upon redemption of such Note pursuant to Condition 6(c) or 6(f) or upon it becoming due and payable as provided in Condition 10 shall be the Amortised Face Amount (calculated as provided below) of such Note.

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(ii) Subject to the provisions of sub-paragraph (iii) below, the Amortised Face
Amount of any such Note shall be the scheduled Redemption Amount of such Note on the Maturity Date discounted at a rate per annum (expressed as a percentage) equal to the Amortisation Yield (which, if none is shown in the Pricing Supplement, shall be such rate as would produce an Amortised Face Amount equal to the issue price of the Notes if they were discounted back to their issue price on the Issue Date) compounded annually. Where such calculation is to be made for a period of less than one year, it shall be made on the basis of the Day Count Fraction shown hereon.

(iii) If the Redemption Amount payable in respect of any such Note upon its redemption pursuant to Condition 6(c) or 6(f) or upon it becoming due and payable as provided in Condition 10 is not paid when due, the Redemption Amount due and payable in respect of such Note shall be the Amortised Face Amount of such Note as defined in sub-paragraph (ii) above, except that such sub-paragraph shall have effect as though the reference therein to the date on which the Note becomes due and payable were replaced by a reference to the Relevant Date. The calculation of the Amortised Face Amount in accordance with this sub-paragraph shall continue to be made (as well after as before judgment) until the Relevant Date, unless the Relevant Date falls on or after the Maturity Date, in which case the amount due and payable shall be the scheduled Redemption Amount of such Note on the Maturity Date together with any interest that may accrue in accordance with Condition 5(d).

(c) Redemption for Taxation Reasons

If, as a result of any amendment to or change in the laws or regulations of the United Kingdom or of any political subdivision thereof or any authority therein or thereof having power to tax or any change in the official or generally accepted interpretation or application of such laws or regulations which becomes effective on or after the date of the Trust Deed, the Issuer has or will become obliged to pay any additional amounts as described in Condition 8 (and such amendment or change has been evidenced by the delivery by the Issuer to the Trustee (who shall accept such certificate and opinion as sufficient evidence thereof) of (i) a certificate signed by two directors of the Issuer on behalf of the Issuer stating that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), describing the facts leading thereto and stating that such requirement cannot be avoided by the Issuer, taking reasonable measures available to it and (ii) an opinion of independent legal advisers of recognised standing to the effect that such amendment or change has occurred (irrespective of whether such amendment or change is then effective)), the Issuer may (having given not less than 30 nor more than 90 days' notice to the Trustee and to the holders in accordance with Condition 16) redeem all, but not some only, of the Notes (other than Notes in respect of which the Issuer shall have given a notice of redemption pursuant to Condition 6(d) or in respect of which a Noteholder shall have given a Put Event Notice in accordance with Condition 6(f), in each case prior to any notice being given under this Condition 6(c)) at their Redemption Amount, together with accrued interest to the date fixed for such redemption, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be required to pay such additional amounts were a payment in respect of the Notes then due.

(d) Redemption at the Option of the Issuer and Exercise of Issuer's Options

If so provided in the Pricing Supplement, the Issuer may, on giving irrevocable notice to the Noteholders falling within the Issuer's Option Period, redeem, or exercise the Issuer's option in relation to, all or, if so provided, some of the Notes (other than Notes in respect of which the Issuer shall have given a notice of redemption pursuant to Condition 6(c) or in respect of which a Noteholder shall have given a Put Event Notice in accordance with Condition 6(f), in each case prior to any notice being given under this Condition 6(d)) in the principal amount or integral multiples thereof and on the date or dates so provided. Any such redemption of Notes shall be at their Redemption Amount together with interest accrued to the date fixed for redemption.

All Notes in respect of which any such notice is given shall be redeemed, or the Issuer's option shall be exercised, on the date specified in such notice in accordance with this Condition.

In the case of a partial redemption or a partial exercise of the Issuer's option, the notice to Noteholders shall also contain the certificate numbers of the Notes to be redeemed or in respect of which such option has been exercised, which shall have been drawn in such place as the Trustee may approve and in such manner as it deems appropriate, subject to compliance with any applicable laws and stock exchange requirements. So long as the Notes are listed on the London Stock Exchange or any other stock exchange and the rules of the relevant stock exchange so require, the Issuer shall, once in each year in which there has been a partial redemption of the Notes, cause to be published in a leading newspaper of general circulation in London or as specified by such other stock exchange, a notice specifying the aggregate principal amount of Notes outstanding and a list of the Notes drawn for redemption but not surrendered.

(e) Redemption at the Option of Noteholders and Exercise of Noteholders' Options

If so provided in the Pricing Supplement, the Issuer shall, at the option of the holder of any such Note, redeem such Note on the date or dates so provided at its Redemption Amount together with interest accrued to the date fixed for redemption.

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To exercise such option or any other Noteholders' option that may be set out hereon the holder must deposit (in the case of Bearer Notes) such Note (together with all unmatured Receipts and Coupons and unexchanged Talons) with any Paying Agent or (in the case of Registered Notes) the Certificate representing such Note(s) with the Registrar or any Transfer Agent at its specified office, together with a duly completed option exercise notice ("Exercise Notice" which expression shall include any Put Notice (as defined below)) in the form obtainable from any Paying Agent, the Registrar or any Transfer Agent (as applicable) within the Noteholders' Option Period (which expression shall, in the case of the exercise of the option referred to in Condition 6(f) below, mean the Put Period (as defined below)). No Note or Certificate so deposited and option exercised may be withdrawn without the prior consent of the Issuer, except that such Note or Certificate will be returned to the relevant Noteholder by the Paying Agent, the Registrar or Transfer Agent with which it has been deposited if, prior to the due date for its redemption or the exercise of the option, the Note becomes immediately due and payable or if upon due presentation payment of the redemption moneys is not made or exercise of the option is denied.

(f) Redemption at the Option of the Noteholders on a Put Event

If so provided in the Pricing Supplement, if, at any time while any of the Notes remains outstanding, a Restructuring Event occurs and prior to the commencement of or during the Restructuring Period an Independent Financial Adviser shall have certified in writing to the Trustee that such Restructuring Event will not be or is not, in its opinion, materially prejudicial to the interests of the Noteholders, the following provisions of this Condition 6(f) shall cease to have any further effect in relation to such Restructuring Event.

If, at any time while any of the Notes remains outstanding, a Restructuring Event occurs and (subject to this Condition 6(f)) within the Restructuring Period, either:

(i) if at the time such Restructuring Event occurs there are Rated Securities, a Rating Downgrade in respect of such Restructuring Event also occurs; or

(ii) if at such time there are no Rated Securities, a Negative Rating Event also occurs; and

an Independent Financial Adviser shall have certified in writing to the Trustee that such Restructuring Event is, in its opinion, materially prejudicial to the interests of the Noteholders (a "Negative Certification"), then, unless at any time the Issuer shall have given a notice under Condition 6(c) or 6(d), the holder of each Note will, upon the giving of a Put Event Notice (as defined below), have the option (the "Put Option") to require the Issuer to redeem or, at the option of the Issuer, purchase (or procure the purchase of) that Note on the Put Date (as defined below), at its principal amount together with (or, where purchased, together with an amount equal to) interest (if any) accrued to (but excluding) the Put Date.

An event shall be deemed not to be a Restructuring Event if, notwithstanding the occurrence of a Rating Downgrade or a Negative Rating Event, the rating assigned to the Rated Securities by any Rating Agency is subsequently increased to, or, as the case may be, there is assigned to the Notes or other unsecured and unsubordinated debt of the Issuer or a Relevant Subsidiary (or of any Subsidiary of the Issuer which is guaranteed on an unsecured and unsubordinated basis by the Issuer or a Relevant Subsidiary) having an initial maturity of five years or more by any Rating Agency, an investment grade rating (BBB-/Baa3 or their respective equivalents for the time being) or better prior to any Negative Certification being issued.

Any certification by an Independent Financial Adviser as aforesaid as to whether or not, in its opinion any Restructuring Event is materially prejudicial to the interests of the Noteholders shall, in the absence of manifest error, be conclusive and binding on the Trustee, the Issuer and the Noteholders.

Promptly upon, and in any event within 14 days after, the Issuer becoming aware that a Put Event has occurred, the Issuer shall, and at any time upon the Trustee becoming similarly so aware the Trustee may, and if so requested by the holders of at least one-quarter in principal amount of the Notes then outstanding shall, give notice (a "Put Event Notice") to the Noteholders in accordance with Condition 16 specifying the nature of the Put Event and the procedure for exercising the Put Option.

To exercise the Put Option, the holder of a Note must deposit (in the case of a Bearer Note) such Note with any Paying Agent or (in the case of Registered Notes) the Certificate representing such Note(s) with the Registrar or any Transfer Agent at its specified office, on a day which is a Business Day in the City of London and in the place of such specified office falling within the period (the "Put Period") of 45 days after that on which a Put Event Notice is given, accompanied by a duly completed and signed notice of exercise in the form (for the time being current) obtainable from any specified office of any Paying Agent, the Registrar or any Transfer Agent (as applicable) (a "Put Notice") and in which the holder may specify a bank account to which payment is to be made under this Condition 6. Where any Bearer Note is delivered without all Coupons relating to it which mature after the day (the "Put Date") being the fifteenth day after the date of expiry of the Put Period, the exercise of the Put Option in respect of such Note shall be subject

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

to the provision of such indemnity as the Issuer may reasonably require. The Paying Agent to which such Note and Put Notice or, as the case may be, the Registrar or Transfer Agent to which the Certificate and Put Notice are delivered shall issue to the Noteholder concerned a non-transferable receipt in respect of the Note so delivered. Payment in respect of any Note so delivered shall be made, if the holder duly specifies in the Put Notice an account with a bank to which payment is to be made, on the Put Date by transfer to that bank account and, in every other case, on or after the Put Date in each case against presentation and surrender or (as the case may be) endorsement of such receipt at any specified office of any Paying Agent. A Put Notice, once given, shall be irrevocable. For the purposes of Conditions 9, 10, 11, 12, 14, 16 and 17 and for certain other purposes specified in the Trust Deed, receipts issued pursuant to this Condition 6(f) shall be treated as if they were Notes. The Issuer shall redeem or, at the option of the Issuer, purchase (or procure the purchase of) the relevant Note on the applicable Put Date unless previously redeemed or purchased.

A Rating Downgrade or a Negative Rating Event or a non-investment grade rating shall be deemed not to have occurred as a result or in respect of a Restructuring Event if the Rating Agency making the relevant reduction in rating or, where applicable, declining to assign a rating of at least investment grade as provided in this Condition 6(f) does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction or, where applicable, declining to assign a rating of at least investment grade was the result, in whole or in part, of any event or circumstance comprised in or arising as a result of the applicable Restructuring Event.

The Trust Deed provides that the Trustee is under no obligation to ascertain whether a Restructuring Event, a Negative Rating Event or any event which could lead to the occurrence of, or could constitute a, Restructuring Event has occurred and until it shall have actual knowledge or express notice pursuant to the Trust Deed to the contrary the Trustee may assume that no Restructuring Event, Negative Rating Event or such other event has occurred. The Trust Deed also provides that in determining whether or not a Restructuring Event has occurred, the Trustee may rely solely on an opinion given in a certificate signed by two directors of the Issuer.

In these Conditions

"Appointment" means the Instrument of Appointment dated August 1989 under
Section 11 of the Water Act 1989 (now Section 6 of the Water Industry Act) as in effect on the date of the relevant Pricing Supplement, appointing SWSL as a water undertaker and sewerage undertaker;

"Business Day" means, in relation to any place, a day on which commercial banks and foreign exchange markets generally settle payments in that place;

"Capital and Reserves" means the aggregate of

(i) the amount paid up or credited as paid up on the share capital of the Issuer; and

(ii) the total of the capital, revaluation and revenue reserves of the Group, including any share premium account, capital redemption reserve and credit balance on the profit and loss account, but excluding sums set aside for taxation and amounts attributable to minority interests and deducting any debit balance on the profit and loss account, all as shown in the then latest audited consolidated balance sheet and profit and loss account of the Group prepared in accordance with generally accepted accounting principles in the United Kingdom, but adjusted as may be necessary in respect of any variation in the paid up share capital or share premium account of the Issuer since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiary Undertakings comprising the Group and/or as the Auditors (as defined in the Trust Deed) may consider appropriate. A report by the Auditors as to the amount of Capital and Reserves at any given time shall, in the absence of manifest error, be conclusive and binding on all parties;

"Composite Licence" means the document dated 28th March 1990 containing the Generation Transmission and PES Licences granted to the Issuer by the Secretary of State for Scotland under the Electricity Act;

"Electricity Act" means the Electricity Act 1989 as amended or re-enacted from time to time and all subordinate legislation made pursuant thereto;

"Electricity Licence" means any licence granted or issued by any relevant authority or person in the United Kingdom or by or pursuant to any primary or secondary legislation which entitles the person holding such licence to generate and/or transmit and/or distribute and/or supply electricity (other than a second tier supply licence) in the United Kingdom or any part thereof;

"Excluded Subsidiary" means any Subsidiary of the Issuer

(i) which is a single purpose company whose principal assets and business are constituted by the ownership, acquisition, development and/or operation of an asset;

(ii) none of whose indebtedness for borrowed money in respect of the financing of such ownership, acquisition, development and/or operation of an asset is subject to any recourse whatsoever to any member of the Group (other than such Subsidiary or another Excluded Subsidiary) in respect of the repayment thereof, except as expressly referred to in sub-paragraph (ii) of the definition of Project Finance Indebtedness; and

(iii) which has been designated as such by the Issuer by written notice to the Trustee,

provided that the Issuer may give written notice to the Trustee at any time that any Excluded Subsidiary is no longer an Excluded Subsidiary; whereupon it shall cease to be an Excluded Subsidiary;

"Generation Licence" means the electricity generation licence granted by the Secretary of State for Scotland to the Issuer under the Electricity Act as comprised in the Composite Licence as in effect on the date of the relevant Pricing Supplement;

"Group" means the Issuer and its Subsidiary Undertakings and "member of the Group" shall be construed accordingly;

"indebtedness for borrowed money" means any present or future indebtedness (whether being principal, premium, interest or other amounts) for or in respect of (i) money borrowed, (ii) liabilities under or in respect of any acceptance or acceptance credit, or (iii) any notes, bonds, debentures, debenture stock, loan stock or other securities offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part or for a consideration other than cash;

"Independent Financial Adviser" means a financial adviser appointed by the Issuer and approved by the Trustee (such approval not to be unreasonably withheld or delayed) or, if the Issuer shall not have appointed such an adviser within 21 days after becoming aware of the occurrence of a Restructuring Event and the Trustee is indemnified to its satisfaction against the costs of such adviser, appointed by the Trustee following consultation with the Issuer;

"Issuer Licences" means the Generation Licence, the Transmission Licence and the PBS Licence and, in any such case, and from time to time any other licence or licences relating to the generation, transmission, distribution and/or supply of electricity granted to the Issuer and/or any Relevant Subsidiary as contemplated pursuant to paragraph (A) of "Restructuring Event" below and "Issuer Licence" shall be construed accordingly;

"Manweb" means Manweb plc;

"Manweb PES Licence" means the public electricity supply licence granted by the Secretary of State for Energy to Manweb under the Electricity Act (but for the avoidance of doubt excluding for this purpose any second tier licence) as in effect on the date of the relevant Pricing Supplement, and, from time to time, any other licence or licences relating to the distribution and/or supply of electricity granted to the Issuer and/or any Relevant Subsidiary as contemplated pursuant to paragraph (A) of "Restructuring Event" below;

A "Negative Rating Event" shall be deemed to have occurred if (A) the Issuer does not, either prior to or not later than 14 days after the date of a Negative Certification in respect of the relevant Restructuring Event, seek, and thereupon use all reasonable endeavours to obtain, a rating of the Notes or any other unsecured and unsubordinated debt of the Issuer or a Relevant Subsidiary (or of any Subsidiary of the Issuer which is guaranteed on an unsecured and unsubordinated basis by the Issuer or a Relevant Subsidiary) having an initial maturity of five years or more from a Rating Agency or (B) if it does so seek and use such endeavours, it is unable, as a result of such Restructuring Event, to obtain such a rating of at least investment grade (BBB-/Baa3, or their respective equivalents for the time being);

"PES Licence" means the public electricity supply licence granted by the Secretary of State for Scotland to the Issuer under the Electricity Act (but for the avoidance of doubt excluding for this purpose any second tier licence) as comprised in the Composite Licence as in effect on the date of the relevant Pricing Supplement;

"Pooling and Settlement Agreement" means the agreement dated 30th March 1990 (as amended and restated as at 22nd April 1994) made by the Issuer and Manweb with The National Grid Company plc and others setting out the rules and procedures for the operation of an electricity trading pool and of a settlement system and, while the same has effect, the Initial Settlement Agreement also dated 30th March 1990 and made between the same parties, in each case as in force on the date of the relevant Pricing Supplement;

"Principal Subsidiary" at any time shall mean:

(A) any Relevant Subsidiary; or

(B) any Subsidiary of the Issuer (not being an Excluded Subsidiary or any other Subsidiary of the Issuer 90% in principal amount of whose indebtedness for borrowed money is Project Finance Indebtedness):

(i) whose (a) profits on ordinary activities before tax or (b) net assets represent 20% or more of the consolidated profits on ordinary activities before tax of the Group or consolidated net assets of the Group respectively, in each case as calculated by reference to the then latest audited financial statements of such Subsidiary and the then latest audited consolidated financial statements of the Group; or

(ii) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Issuer which immediately prior to such transfer is a Principal Subsidiary, whereupon the transferor Subsidiary shall immediately cease to be a Principal Subsidiary and the transferee Subsidiary shall cease to be a Principal Subsidiary under the provisions of this sub-paragraph (ii) (but without prejudice to the provisions of sub-paragraph (i) above), upon publication of its next audited financial statements, all as more fully defined in the Trust Deed.

A Report by the Auditors that, in their opinion, a Subsidiary of the Issuer is or is not or was or was not at any particular time or throughout any specified period a Principal Subsidiary shall, in the absence of manifest error, be conclusive and binding on the Issuer, the Trustee and the Noteholders;

"Project Finance Indebtedness" means any present or future indebtedness incurred to finance the ownership, acquisition, development and/or operation of an asset, whether or not an asset of a member of the Group:

(i) which is incurred by an Excluded Subsidiary; or

(ii) in respect of which the person or persons to whom any such indebtedness is or may be owed by the relevant borrower (whether or not a member of the Group) has or have no recourse whatsoever to any member of the Group (other than an Excluded Subsidiary) for the repayment thereof other than:

(A) recourse for amounts limited to the cash flow or net cash flow (other than historic cash flow or historic net cash flow) from such asset; and/or

(B) recourse for the purpose only of enabling amounts to be claimed in respect of such indebtedness in an enforcement of any encumbrance given by such borrower over such asset or the income, cash flow or other proceeds, deriving therefrom (or given by any shareholder or the like in the borrower over its shares or the like in the capital of the borrower) to secure such indebtedness, provided that
(aa) the extent of such recourse is limited solely to the amount of any recoveries made on any such enforcement, and (bb) such person or persons is/are not entitled, by virtue of any right or claim arising out of or in connection with such indebtedness, to commence proceedings for the winding up or dissolution of any member of the Group (other than an Excluded Subsidiary) or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of any member of the Group (other than an Excluded Subsidiary) or any of its assets (save for the assets the subject of such encumbrance); and/or

(C) recourse under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an indemnity in respect thereof or any obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by any member of the Group (other than an Excluded Subsidiary);

A "Put Event" occurs on the date of the last to occur of (aa) a Restructuring Event, (bb) either a Rating Downgrade or, as the case may be, a Negative Rating Event and (cc) the relevant Negative Certification;

"Rated Securities" means the Notes, if at any time and for so long as they have a rating from a Rating Agency, and otherwise any other unsecured and unsubordinated debt of the Issuer or a Relevant Subsidiary (or of any Subsidiary of the Issuer which is guaranteed on an unsecured and unsubordinated basis by the Issuer or a Relevant Subsidiary) having an initial maturity of five years or more which is rated by a Rating Agency;

"Rating Agency" means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. or any of its Subsidiaries and their successors or Moody's Investors Service, Inc. or any of its Subsidiaries and their successors or any rating agency substituted for either of them (or any permitted substitute of them) by the Issuer from time to time with the prior written approval of the Trustee (such approval not to be unreasonably withheld or delayed);

A "Rating Downgrade" shall be deemed to have occurred in respect of a Restructuring Event if the then current rating assigned to the Rated Securities by any Rating Agency (whether provided by a Rating Agency at the invitation of the Issuer or by its own volition) is withdrawn or reduced from an investment grade rating (BBB-/Baa3, or their respective equivalents for the time being, or better) to a non-investment grade rating (BB+/Ba1, or their respective equivalents for the time being, or worse) or, if the Rating Agency shall then have already rated the Rated Securities below investment grade (as described above), the rating is lowered one full rating category (from BB+/Ba1 to BB/Ba2 or such similar lowering);

"Relevant Indebtedness" means any present or future indebtedness (whether being principal, premium, interest or other amounts) in the form of or represented by notes, bonds, debentures, debenture stock, loan stock or other securities, whether issued for cash or in whole or in part for a consideration other than cash, and which, with the agreement of the person issuing the same, are quoted, listed or ordinarily dealt in on any stock exchange or recognised over-the-counter or other securities market, but shall in any event not include Project Finance Indebtedness;

"Relevant Group Member" means a member of the Group that holds a Relevant
Licence;

"Relevant Licence" means any Issuer Licence and the Manweb PES Licence;

"Relevant Subsidiary" means a wholly-owned Subsidiary of the Issuer or of another Relevant Subsidiary which has granted a guarantee in respect of the Notes as contemplated in paragraph (A) of "Restructuring Event" below;

"Restructuring Event" means the occurrence of any one or more of the following events:

(A) (aa) the Secretary of State gives the Issuer or Manweb or any Relevant Subsidiary written notice of revocation of any Relevant Licence (excluding, in relation to the PES Licence or the Manweb PES Licence any second tier supply licence and provided that the giving of notice pursuant to paragraph 3 of Part 1 of the Manweb PES Licence or paragraph 3 of Part 1 of the PES Licence in each case as in effect on the date of the relevant Pricing Supplement, or any other similar provision in any other Manweb PES Licence or PES Licence, shall not be deemed to constitute the revocation of the relevant Licence), or

(bb) the Issuer or Manweb or any Relevant Subsidiary agrees in writing with the Secretary of State to any revocation or surrender of any Relevant Licence; or

(cc) any legislation (whether primary or subordinate) is enacted terminating or revoking any Relevant Licence,

except in any such case in circumstances where (x) a licence or licences on substantially not less favourable terms is or are granted to the Issuer or one or more Relevant Subsidiaries or wholly-owned Subsidiaries (not being an Excluded Subsidiary) of the Issuer or one or more Relevant Subsidiaries and (y) in the case of the grant of a licence or licences to wholly-owned Subsidiaries of the Issuer or one or more Relevant Subsidiaries, such Subsidiary or Subsidiaries at the time of such grant executes in favour of the Trustee an unconditional and irrevocable guarantee in respect of the Notes (jointly and severally where appropriate) in such form as the Trustee may approve (such approval not to be unreasonably withheld or delayed); or

(B) any modification (other than a modification which is of a formal, minor or technical nature) is made to the terms and conditions of any Relevant Licence on or after the date of the relevant Pricing Supplement, unless two directors of the Issuer have certified in good faith to the Trustee that the modified terms and conditions are not materially less favourable to the business of the Group and to the business of the member of the Group holding the Relevant Licence; or

(C) (aa) the Pooling and Settlement Agreement is terminated under Clause 67.4 thereof and not replaced by one or more agreements, commercial arrangements or open market mechanisms or frameworks, in each case on terms which two directors of the Issuer certify in good faith to the Trustee to be not materially less favourable to the business of the Group or to the business of the Relevant Group Member or Members party to the Pooling and Settlement Agreement; or

(bb) any Relevant Group Member is given notice pursuant to Clause 67.3.2 of the Pooling and Settlement Agreement requiring it to cease to be a party thereto; or

(cc) any notice declaring an event of default (as defined in the Pooling and Settlement Agreement) is given to any Relevant Group Member under Clause 66.1.1 or 66.2 thereof and such default remains unremedied or unwaived; or

(dd) any modification (other than a modification which is of a formal, minor or technical nature) is made to the Pooling and Settlement Agreement on or after the date of the relevant Pricing Supplement, unless two directors of the Issuer have certified in good faith to the Trustee that any such modification has not had

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and will not have a materially adverse effect on the financial rights and obligations of any Relevant Group Member under the Pooling and Settlement Agreement or a materially adverse effect on the business of the Group or the business of any Relevant Group Member party to the Pooling and Settlement Agreement, provided that any such modification shall, to the extent it grants or confers powers or discretions on the Director General of Electricity Supply (or any successor) under or in respect of the Pooling and Settlement Agreement, be deemed not to have a materially adverse effect as aforesaid, but for the avoidance of doubt any modification to the Pooling and Settlement Agreement made by the Director General of Electricity Supply (or any successor) by virtue of or pursuant to any such powers or discretions and which otherwise would have a materially adverse effect as provided above shall not by virtue of this sub-paragraph be deemed not to have such an effect; or

(ee) any Relevant Group Member ceases to be a party to the Pooling and Settlement Agreement for any other reason (other than pursuant to (bb) and (cc) above) except where a licence or licences is or are granted to one or more Subsidiaries as contemplated by sub-paragraph (A) above and at or about the same time all rights and obligations of the Relevant Group Member pursuant to the Pooling of Settlement Agreement which are attributable to such licence(s) are assigned and transferred to such Subsidiary and/or Subsidiaries in such manner as the Trustee may approve (such approval not to be unreasonably withheld or delayed) or such Subsidiary or Subsidiaries enters or enter into one or more agreements, commercial arrangements or open market mechanisms or frameworks in relation to such licence(s) which two directors of the Issuer certify to be not materially less favourable to the business of the Group; or

(D) any legislation (whether primary or subordinate) is enacted which removes, qualifies or amends (other than an amendment which is of a formal, minor or technical nature) the duties of the Secretary of State and/or the Director General of Electricity Supply under Section 3 of the Electricity Act as in force on the date of the relevant Pricing Supplement, unless two directors of the Issuer have certified in good faith to the Trustee that such removal, qualification or amendment is unlikely to have a materially adverse effect on the financial condition of the Group or any Relevant Group Member; or

(E) (aa) the Appointment is terminated; or

(bb) any material rights, benefits or obligations of SWSL as a water undertaker or sewerage undertaker arising under the Appointment or the Water Industry Act as in force on the date of the relevant Pricing Supplement or any material terms of the Appointment are modified (whether or not with the consent of SWSL and whether pursuant to the Water Industry Act or otherwise) unless two directors of the Issuer have certified in good faith to the Trustee that such modified rights, benefits, obligations or terms are not materially less favourable to the business of the Group and to the business of SWSL; or

(F) any legislation (whether primary or subordinate) is enacted removing, reducing or qualifying the duties or powers of the Secretary of State for the Environment (or any successor) and/or the Director General of Water Services (or any successor) (including without limitation any such legislation removing, reducing or qualifying such duties or powers under or pursuant to Sections 2, 9 or 24 of the Water Industry Act) in each case as compared to those in force on the date of the relevant Pricing Supplement, unless two directors of the Issuer have certified in good faith to the Trustee that such removal, reduction or qualification is unlikely to have a material adverse effect on the financial condition of the Group or SWSL;

"Restructuring Period" means:

(A) if at any time a Restructuring Event occurs there are Rated Securities, the period of 90 days starting from and including the day on which that Restructuring Event occurs; or

(B) if at the time a Restructuring Event occurs there are no Rated Securities, the period starting from and including the day on which that Restructuring Event occurs and ending on the day 90 days following the later of (aa) the date on which the Issuer shall seek to obtain a rating as contemplated in the definition of Negative Rating prior to the expiry of the 14 days referred to in that definition and (bb) the date on which a Negative Certification shall have been given to the Issuer in respect of that Restructuring Event;

"Secretary of State" means the Secretary of State for Trade and Industry (or any successor) or, as the case may be, the Secretary of State for Scotland (or any successor);

"Subsidiary" means a subsidiary within the meaning of Section 736 of the Companies Act 1985;

"Subsidiary Undertaking" shall have the meaning given to it by Section 258 of the Companies Act 1985 (but, in relation to the Issuer, shall exclude any undertaking (as defined in the Companies Act 1985) whose accounts are not included in the then latest published audited consolidated accounts of the Issuer, or (in the case of an undertaking which has first become a subsidiary undertaking of a member of the Group since the date as at which any such audited accounts were prepared) would not have been so included or consolidated if it had become so on or before that date);

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"SWSL" means Southern Water Services Limited;

"Transmission Licence" means the electricity transmission licence granted by the Secretary of State for Scotland to the Issuer under the Electricity Act as comprised in the Composite Licence as in effect on the date of the relevant Pricing Supplement; and

"Water Industry Act" means the Water Industry Act 1991 as amended or re-enacted from time to time and all subordinate legislation made pursuant thereto.

Any reference to an obligation being guaranteed shall include a reference to an indemnity being given in respect of the obligation.

(g) Purchases

The Issuer and any of its Subsidiaries may to the extent permitted by applicable law, at any time purchase Notes (provided that all unmatured Receipts and Coupons and unexchanged Talons relating thereto are attached thereto or surrendered therewith) in the open market or otherwise at any price.

(h) Cancellation

All Notes purchased by or on behalf of the Issuer or any of its Subsidiaries shall be surrendered for cancellation, in the case of Bearer Notes, by surrendering each such Note together with all unmatured Receipts and Coupons and all unexchanged Talons to the Issuing and Paying Agent and, in the case of Registered Notes, by surrendering the Certificate representing such Notes to the Registrar and, in each case, if so surrendered, shall, together with all Notes redeemed by the Issuer, be cancelled forthwith (together with all unmatured Receipts and Coupons and unexchanged Talons attached thereto or surrendered therewith). Any Notes so surrendered for cancellation may not be reissued or resold.

7. Payments and Talons

(a) Bearer Notes

Payments of principal and interest in respect of Bearer Notes shall, subject as mentioned below, be made against presentation and surrender of the relevant Receipts (in the case of payments of Instalment Amounts other than on the due date for redemption and provided that the Receipt is presented for payment together with its relative Note), Notes (in the case of all other payments of principal and, in the case of interest, as specified in Condition 7(f)(vi)) or Coupons (in the case of interest, save as specified in Condition 7(f)(ii)), as the case may be, at the specified office of any Paying Agent outside the United States by a cheque payable in the currency in which such payment is due drawn on, or, at the option of the holder, by transfer to an account denominated in that currency with, a bank in the principal financial centre for that currency; provided that (i) in the case of ECU, the transfer may be to, or the cheque drawn on, an ECU account with a bank in London, Luxembourg, Paris, Frankfurt or Brussels, (ii) in the case of Japanese yen, the transfer shall be to a non-resident Japanese yen account with an authorised foreign exchange bank (in the case of payment to a non-resident of Japan) and (iii) from the start of the third stage of European monetary union, all payments in respect of the Notes which are expressed to be payable in ECU will be payable in Euro at the rate then established in accordance with the Treaty establishing the European Communities, as amended by the Treaty on European Union. Condition 7(i) will not result in payment in a component currency in such circumstances.

(b) Registered Notes

(i) Payments of principal (which for the purposes of this Condition 7(b) shall include final Instalment Amounts but not other Instalment Amounts) in respect of Registered Notes shall be made against presentation and surrender of the relevant Certificates at the specified office of any of the Transfer Agents or of the Registrar and in the manner provided in paragraph (ii) below.

(ii) Interest (which for the purpose of this Condition 7(b) shall include all Instalment Amounts other than final Instalment Amounts) on Registered Notes shall be paid to the person shown on the Register at the close of business on the fifteenth day before the due date for payment thereof (the "Record Date"). Payments of interest on each Registered Note shall be made in the currency in which such payments are due by cheque drawn on a bank in the principal financial centre of the country of the currency concerned and mailed to the holder (or to the first named of joint holders) of such Note at its address appearing in the Register. Upon application by the holder to the specified office of the Registrar or any Transfer Agent before the Record Date and subject as provided in paragraph (a) above, such payment of interest may be made by transfer to an account in the relevant currency maintained by the payee with a bank in the principal financial centre of the country of that currency.

(c) Payments in the United States

Notwithstanding the foregoing, if any Bearer Notes are denominated in U.S. dollars, payments in respect thereof may be made at the specified office of any Paying Agent in New York City in the same manner as aforesaid if (i) the Issuer shall have appointed Paying Agents with specified offices outside the United States

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with the reasonable expectation that such Paying Agents would be able to make payment of the amounts on the Notes in the manner provided above when due, (ii) payment in full of such amounts at all such offices is illegal or effectively precluded by exchange controls or other similar restrictions on payment or receipt of such amounts and (iii) such payment is then permitted by United States law, without involving, in the opinion of the Issuer, any adverse tax consequence to the Issuer.

(4) Payments Subject to Fiscal Laws

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives, but without prejudice to the provisions of Condition
8. No commission or expenses shall be charged to the Noteholders or Couponholders in respect of such payments.

(e) Appointment of Agents

The Issuing and Paying Agent, the Paying Agents, the Registrar, the Transfer Agents and the Calculation Agent initially appointed by the Issuer and their respective specified offices are listed below. The Issuing and Paying Agent, the Paying Agents, the Registrar, the Transfer Agents and the Calculation Agent act solely as agents of the Issuer and do not assume any obligation or relationship of agency or trust for or with any Noteholder or Couponholder. The Issuer reserves the right at any time with the approval of the Trustee to vary or terminate the appointment of the Issuing and Paying Agent, any other Paying Agent, the Registrar, any Transfer Agent or the Calculation Agent and to appoint additional or other Paying Agents or Transfer Agents, provided that the Issuer shall at all times maintain (i) an Issuing and Paying Agent, (ii) a Registrar in relation to Registered Notes, (iii) a Transfer Agent in relation to Registered Notes, (iv) one or more Calculation Agent(s) where the Conditions so require,
(v) Paying Agents having specified offices in at least two major European cities (including London) so long as the Notes are listed on the London Stock Exchange and (vi) such other agents as may be required by any other stock exchange on which the Notes may be listed, in each case, as approved by the Trustee.

In addition, the Issuer shall forthwith appoint a Paying Agent in New York City in respect of any Bearer Notes denominated in U.S. dollars in the circumstances described in paragraph (c) above.

Notice of any such change or any change of any specified office shall promptly be given to the Noteholders.

(f) Unmatured Coupons and Receipts and Unexchanged Talons

(i) Unless the Pricing Supplement provides that the relative Coupons are to become void upon the due date for redemption of those Notes, Bearer Notes should be surrendered for payment together with all unmatured Coupons (if any) appertaining thereto, failing which an amount equal to the face value of each missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the amount of such missing unmatured Coupon that the sum of principal so paid bears to the total principal due) shall be deducted from the Redemption Amount due for payment. Any amount so deducted shall be paid in the manner mentioned above against surrender of such missing Coupon within a period of 10 years from the Relevant Date for the payment of such principal (whether or not such Coupon has become void pursuant to Condition 9).

(ii) If the Pricing Supplement so provides, upon the due date for redemption of any Bearer Note, unmatured Coupons relating to such Note (whether or not attached) shall become void and no payment shall be made in respect of them.

(iii) Upon the due date for redemption of any Bearer Note, any unexchanged Talon relating to such Note (whether or not attached) shall become void and no Coupon shall be delivered in respect of such Talon.

(iv) Upon the due date for redemption of any Bearer Note that is redeemable in instalments, all Receipts relating to such Note having an Instalment Date falling on or after such due date (whether or not attached) shall become void and no payment shall be made in respect of them.

(v) Where any Bearer Note that provides that the relative unmatured Coupons are to become void upon the due date for redemption of those Notes is presented for redemption without all unmatured Coupons and any unexchanged Talon relating to it, and where any Bearer Note is presented for redemption without all unmatured Coupons and any unexchanged Talon relating to it, redemption shall be made only against the provision of such indemnity as the Issuer may require.

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(vi) If the due date for redemption of any Note is not a due date for payment of interest, interest accrued from the preceding due date for payment of interest or the Interest Commencement Date, as the case may be, shall only be payable against presentation (and surrender if appropriate) of the relevant Bearer Note or Certificate representing it, as the case may be. Interest accrued on a Note that only bears interest after its Maturity Date shall be payable on redemption of such Note against presentation of the relevant Note or Certificate representing it, as the case may be.

(g) Talons

On or after the Interest Payment Date for the final Coupon forming part of a Coupon sheet issued in respect of any Bearer Note, the Talon forming part of such Coupon sheet may be surrendered at the specified office of the Issuing and Paying Agent in exchange for a further Coupon sheet (and if necessary another Talon for a further Coupon sheet) (but excluding any Coupons that may have become void pursuant to Condition 9).

(h) Non-Business Days

If any date for payment in respect of any Note, Receipt or Coupon is not a business day, the holder shall not be entitled to payment until the next following business day nor to any interest or other sum in respect of such postponed payment. In this paragraph, "business day" means a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in the relevant place of presentation, in such jurisdictions as shall be specified as "Business Day Jurisdictions" hereon and:

(i) (in the case of a payment in a currency other than ECU) where payment is to be made by transfer to an account maintained with a bank in the relevant currency, on which foreign exchange transactions may be carried on in the relevant currency in the principal financial centre of the country of such currency or

(ii) (in the case of a payment in ECU) on which banks are open for business and carrying out transactions in ECU in the jurisdiction in which the ECU account specified by the payee is located.

(i) ECU Notes

(i) Definition of the ECU

The ECU for the purpose of any Notes denominated or payable in ECU ("ECU") is the same as the ECU that is from time to time used as the unit of account of the EC. Changes to the ECU may be made by the EC, in which event the ECU shall change accordingly.

(ii) Choice of Component Currencies for Future Payments

With respect to each due date for the payment of principal, interest or other amounts in respect of Notes denominated in ECU on which the ECU is neither used as the unit of account of the EC nor used as the currency of the European Union, the Trustee shall, without liability on its part and without having regard to the interests of individual Noteholders, choose a component currency of the ECU (the "chosen currency") in which all payments due on that due date with respect to such Notes shall be made. Notice of the chosen currency selected by the Trustee shall, where practicable, be given to Noteholders. The amount of each payment in the chosen currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as set out in this Condition 7(i) as of the fourth Business Day in Luxembourg prior to the date on which such payment is due.

(iii) Choice of Component Currency for Payments Already Due

On the first Business Day in Luxembourg on which the ECU is neither used as the unit of account of the EC nor used as the currency of the European Union, the Trustee shall, without liability on its part and without having regard to the interests of individual Noteholders, choose a component currency of the ECU (the "chosen currency") in which all payments of principal, interest or other amounts in respect of Notes denominated in ECU having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment in the chosen currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as set out in this Condition 7(i), as of such first Business Day.

(iv) Determination of Equivalent in Component Currency

The equivalent of the ECU in the relevant chosen currency as of any date (the "Day of Valuation") shall be determined on the following basis by a leading bank (the "Computation Agent") having its head office in Europe appointed by the Issuer and approved by the Trustee and notice of whose appointment is given to Noteholders. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU when the ECU was most recently used as the unit of account of the EC. The equivalent of the ECU in the chosen currency shall be calculated by, first,

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aggregating the U.S. dollar equivalents of the Components, and then, using the rate used for determining the U.S. dollar equivalent of the Component in the chosen currency as set out below, calculating the equivalent in the chosen currency of such aggregate amount in U.S. dollars.

(v) U.S. dollar Equivalent of Component Currencies

The U.S. dollar equivalent of each of the Components shall be determined by the Computation Agent on the basis of the middle spot delivery quotations prevailing at 2.30 p.m. (Luxembourg time) on the Day of Valuation, as obtained by the Computation Agent from one or more leading banks, as selected by the Trustee or the Computation Agent, in the country of issue of the Component in question.

(vi) No Direct Quotation for Component Currency

If no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected by the Trustee or the Computation Agent for this purpose because foreign exchange markets are closed in the country of issue of that currency or for any other reason, the most recent direct quotations for that currency obtained by the Computation Agent shall be used in computing the equivalents of the ECU on such Day of Valuation, provided, however, that such most recent quotations may be used only if they were prevailing in the country of issue not more than two Business Days for such currency before such Day of Valuation. Beyond such period of two Business Days for such currency, the Computation Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such component currency and for the U.S. dollar prevailing at 2.30 p.m. (Luxembourg time) on such Day of Valuation, as obtained by the Computation Agent from one or more leading banks, as selected by the Computation Agent, in a country other than the country of issue of such Component. Within such period of two Business Days for such currency, the Computation Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Computation Agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated on the basis of such most recent direct quotations. Unless otherwise specified by the Computation Agent, if there is more than one market for dealing in any Component by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a non-resident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

(vii) Determinations made by the Computation Agent or the Trustee

All determinations made by the Computation Agent or the Trustee shall be at their sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Issuer and all Noteholders and Couponholders.

8. Taxation

All payments of principal and interest in respect of the Notes, the Receipts and the Coupons (other than payments of interest in respect of Registered Notes which will be made subject to the deduction of any United Kingdom income tax required to be withheld or deducted at source) shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law. In that event, the Issuer shall pay such additional amounts as shall result in receipt by the Noteholders and Couponholders of such amounts as would have been received by them had no such withholding or deduction been required, except that no such additional amounts shall be payable with respect to any Note, Receipt or
Coupon:

(a) to, or to a third party on behalf of, a holder who is liable to such taxes, duties, assessments or governmental charges in respect of such Note, Receipt or Coupon by reason of his having some connection with the United Kingdom other than the mere holding of the Note, Receipt or Coupon; or

(b) presented (or in respect of which the Certificate representing it is presented) for payment more than 30 days after the Relevant Date except to the extent that the holder of it would have been entitled to such additional amounts on presenting it for payment on the thirtieth day; or

(c) presented for payment in the United Kingdom.*

As used in these Conditions, "Relevant Date" in respect of any Note, Receipt or Coupon means the date on which payment in respect of it first becomes due or (if any amount of the money payable is improperly withheld or refused) the date on which payment in full of the amount outstanding is made or (if earlier) the date seven days after that on which notice is duly given to the Noteholders that, upon further presentation of the Note (or relative Certificate), Receipt or Coupon being made in accordance with the Conditions, such payment will be made, provided that payment is in fact made upon such presentation. References in these

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Conditions to (i) "principal" shall be deemed to include any premium payable in respect of the Notes, all Instalment Amounts, Redemption Amounts, Amortised Face Amounts and all other amounts in the nature of principal payable pursuant to Condition 6 or any amendment or supplement to it, (ii) "interest" shall be deemed to include all Interest Amounts and all other amounts payable pursuant to Condition 5 or any amendment or supplement to it and (iii) "principal" and/or "interest" shall be deemed to include any additional amounts that may be payable under this Condition or any undertaking given in addition to or in substitution for it under the Trust Deed.

9. Prescription

Claims against the Issuer for payment in respect of the Notes, Receipts and Coupons (which, for this purpose, shall not include Talons) shall be prescribed and become void unless made within 10 years (in the case of principal) or five years (in the case of interest) from the appropriate Relevant Date in respect of them.

10. Events of Default

The Trustee at its discretion may, and if so requested in writing by the holders of at least one-quarter in principal amount of the Notes then outstanding or if so directed by an Extraordinary Resolution of the Noteholders shall, subject to being indemnified to its satisfaction, (but, in the case of the happening of any of the events mentioned in sub-paragraphs (b), (c), (e), (f), (g) and (h) below, only if the Trustee shall have certified in writing to the Issuer that such event is, in its opinion, materially prejudicial to the interests of the Noteholders), give notice to the Issuer that the Notes are, and they shall accordingly thereby forthwith become, immediately due and repayable at their principal amount together with accrued interest (as provided in the Trust Deed) if any of the following events (each an "Event of Default") shall have occurred (unless such Event of Default has been remedied to the satisfaction of the Trustee):

(a) if default is made for a period of 14 days or more in the payment of any principal or the purchase price due in respect of any Notes pursuant to Condition 6 or 21 days or more in the payment of any interest due in respect of the Notes or any of them; or

(b) if the Issuer fails to perform or observe any of its other obligations under the Notes or the Trust Deed and (except where the Trustee shall have certified to the Issuer in writing that it considers such failure to be incapable of remedy in which case no such notice or continuation as is hereinafter mentioned will be required) such failure continues for the period of 60 days (or such longer period as the Trustee may in its absolute discretion permit) next following the service by the Trustee of notice on the Issuer requiring the same to be remedied; or

(c) if (i) any other indebtedness for borrowed money of the Issuer or any Principal Subsidiary becomes due and repayable prior to its stated maturity by reason of an event of default or (ii) any such indebtedness for borrowed money is not paid when due or, as the case may be, within any applicable grace period (as originally provided) or (iii) the Issuer or any Principal Subsidiary fails to pay when due (or, as the case may be, within any originally applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any indebtedness for borrowed money of any person or
(iv) any security given by the Issuer or any Principal Subsidiary for any indebtedness for borrowed money of any person or for any guarantee or indemnity of indebtedness for borrowed money of any person becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security, save in any such case where there is a bona fide dispute as to whether the relevant indebtedness for borrowed money or any such guarantee or indemnity as aforesaid shall be due and payable, provided that the aggregate amount of the relevant indebtedness for borrowed money in respect of which any one or more of the events mentioned above in this sub-paragraph (c) has or have occurred equals or exceeds whichever is the greater of (pound)20,000,000 or its equivalent in other currencies (as determined by the Trustee) or 2% of Capital and Reserves, and for the purposes of this sub-paragraph (c), "indebtedness for borrowed money" shall exclude Project Finance Indebtedness; or

(d) if any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of the Issuer, save for the purpose of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement on terms previously approved in writing by the Trustee (such approval not to be unreasonably withheld or delayed having regard to the interests of the Noteholders) or by an Extraordinary Resolution of the Noteholders; or

(e) if (i) any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of a Principal Subsidiary, save for the purposes of amalgamation, merger, consolidation,

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reorganisation, reconstruction or other similar arrangement (A) not involving or arising out of the insolvency of such Principal Subsidiary and under which all the surplus assets of such Principal Subsidiary are transferred to the Issuer or any of its other Subsidiaries (other than an Excluded Subsidiary) or (B) the terms of which have previously been approved in writing by the Trustee (such approval not to be unreasonably withheld or delayed having regard to the interests of Noteholders) or by an Extraordinary Resolution of the Noteholders or (ii) a petition is presented under Section 24 of the Water Industry Act (and is not dismissed within 60 days) or a special administration order is made under
Section 24 of the Water Industry Act in respect of SWSL; or

(f) if the Issuer or any Principal Subsidiary shall cease to carry on the whole or substantially the whole of its business, save in each case for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction, or other similar arrangement (i) not involving or arising out of the insolvency of the Issuer or such Principal Subsidiary and under which all or substantially all of its assets are transferred to another member or members of the Group (other than an Excluded Subsidiary) or to a transferee or transferees which is or are, or immediately upon such transfer become(s), a Principal Subsidiary or Principal Subsidiaries, or (ii) under which all or substantially all of its assets are transferred to a third party or parties (whether associates or not) for full consideration by the Issuer or a Principal Subsidiary on an arm's length basis or (iii) the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders, provided that if neither the Issuer nor any Relevant Subsidiary holds an Electricity Licence, the Issuer shall be deemed to have ceased to carry on the whole or substantially the whole of its business (and neither of exceptions (i) and (ii) shall apply); or

(g) if the Issuer or any Principal Subsidiary shall suspend or announce its intention to suspend payment of its debts generally or shall be declared or adjudicated by a competent court to be unable, or shall admit in writing its inability, to pay its debts generally (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986) as they fall due, or shall be adjudicated or found insolvent by a competent court or shall enter into any composition or other similar arrangement with its creditors generally under Section 1 of the Insolvency Act 1986; or

(h) if a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Issuer or any Principal Subsidiary or in relation to the whole or a substantial part of the undertaking or assets of any of them or a distress, execution or other process shall be levied or enforced upon or sued out against, or any encumbrancer shall take possession of, the whole or a substantial part of the assets of any of them and in any of the foregoing cases it or he shall not be paid out or discharged within 90 days (or such longer period as the Trustee may in its absolute discretion permit).

For the purposes of sub-paragraph (g) above, Section 123(1)(a) of the Insolvency Act 1986 shall have effect as if for "(pound)750" there was substituted "(pound)250,000". Neither the Issuer nor any Principal Subsidiary shall be deemed to be unable to pay its debts for the purposes of sub-paragraph (g) above if any such demand as is mentioned in Section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the Issuer or the relevant Principal Subsidiary with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Trustee under this Condition.

11. Meetings of Noteholders, Modification, Waiver and Substitution

(a) Meetings of Noteholders

The Trust Deed contains provisions for convening meetings of Noteholders to consider matters affecting their interests, including the modification of any of the terms and conditions of the Notes or any provisions of the Trust Deed. Any such modification may be made if sanctioned by an Extraordinary Resolution. The quorum for any meeting convened to consider an Extraordinary Resolution will be one or more persons holding or representing a clear majority in principal amount of the Notes for the time being outstanding, or at any adjourned meeting, one or more persons being or representing Noteholders whatever the principal amount of the Notes held or represented, unless the business of such meeting includes consideration of proposals, inter alia (i) to postpone the maturity or redemption of the Notes, any Instalment Date or any date for payment of any interest or Interest Amount on the Notes, (ii) to reduce or cancel the principal amount of, or any Instalment Amount of, or any premium payable on redemption of, the Notes, (iii) to reduce the rate or rates of interest in respect of the Notes or to vary the method or basis of calculating the rate or rates or amount of interest or the basis for calculating any Interest Amount in respect of the Notes, (iv) if a Minimum and/or a Maximum Interest Rate, Instalment Amount or Redemption Amount is shown hereon, to reduce any such Minimum and/or Maximum,
(v) to vary any method of, or basis for, calculating the Redemption Amount, including the method of calculating the Amortised Face Amount, (vi) to vary the currency or currencies of payment or denomination of the Notes, (vii) to take any steps that as specified hereon may only be taken following approval by an Extraordinary Resolution to which the special quorum provisions apply, or (viii) to modify the provisions concerning the quorum required at any meeting of Noteholders or the majority required to pass the Extraordinary Resolution, in which case the necessary quorum shall be one or more persons holding or representing not less than two-thirds, or at any adjourned meeting not less than one-third, in principal amount of the Notes for the time being outstanding. Any Extraordinary Resolution duly passed shall be binding on Noteholders (whether or not they were present at the meeting at which such resolution was passed) and on all Couponholders.

These Conditions may be amended, modified or varied in relation to any Series of Notes by the terms of the relevant Pricing Supplement in relation to such Series.

(b) Modification of the Trust Deed

The Trustee may agree, without the consent of the Noteholders or Couponholders, to (i) any modification of any of the provisions of the Trust Deed, the Notes or the Coupons that is of a formal, minor or technical nature or is made to correct a manifest error, and (ii) any other modification (except as mentioned in the Trust Deed), and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Trust Deed that is in the opinion of the Trustee not materially prejudicial to the interests of the Noteholders. Any such modification, authorisation or waiver shall be binding on the Noteholders and the Couponholders and, if the Trustee so requires, such modification shall be notified to the Noteholders as soon as practicable.

(c) Substitution

The Trust Deed contains provisions permitting the Trustee to agree, subject to such amendment of the Trust Deed and such other conditions as the Trustee may require, but without the consent of the Noteholders or the Couponholders, to the substitution of any other company in place of the Issuer, or of any previous substituted company, as principal debtor under the Trust Deed and the Notes. In the case of such a substitution the Trustee may agree, without the consent of the Noteholders or the Couponholders, to a change of the law governing the Notes, the Receipts, the Coupons, the Talons and/or the Trust Deed provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the Noteholders.

(d) Entitlement of the Trustee

In connection with the exercise of its functions (including but not limited to those referred to in this Condition) the Trustee shall have regard to the interests of the Noteholders as a class and shall not have regard to the consequences of such exercise for individual Noteholders or Couponholders and the Trustee shall not be entitled to require, nor shall any Noteholder or Couponholder be entitled to claim, from the Issuer any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders or Couponholders.

12. Replacement of Notes, Certificates, Receipts, Coupons and Talons

If a Note, Certificate, Receipt, Coupon or Talon is lost, stolen, mutilated, defaced or destroyed, it may be replaced, subject to applicable laws, regulations and stock exchange regulations, at the specified office of the Issuing and Paying Agent (in the case of Bearer Notes, Receipts, Coupons or Talons) and of the Registrar (in the case of Certificates) or such other Paying Agent or Transfer Agent, as the case may be, as may from time to time be designated by the Issuer for the purpose and notice of whose designation is given to Noteholders, in each case on payment by the claimant of the fees and costs incurred in connection therewith and on such terms as to evidence, security and indemnity (which may provide, inter alia, that if the allegedly lost, stolen or destroyed Note, Certificate, Receipt, Coupon or Talon is subsequently presented for payment or, as the case may be, for exchange for further Coupons, there shall be paid to the Issuer on demand the amount payable by the Issuer in respect of such Notes, Certificates, Receipts, Coupons or further Coupons) and otherwise as the Issuer may reasonably require. Mutilated or defaced Notes, Certificates, Receipts, Coupons or Talons must be surrendered before replacements will be issued.

13. Further Issues

The Issuer may from time to time without the consent of the Noteholders or Couponholders create and issue further securities either having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the Notes) or upon such terms as the Issuer may determine at the time of their issue. References in these Conditions to the Notes include (unless the context requires otherwise) any other securities issued pursuant to this Condition and forming a single series with the Notes. Any further securities forming a single series with the outstanding securities of any series (including the Notes) constituted by the Trust Deed or any deed supplemental to it shall, and any other securities may (with the consent of the Trustee), be constituted by the Trust Deed. The Trust Deed contains provisions for convening a single meeting of the Noteholders and the holders of securities of other series where the Trustee so decides.

14. Enforcement

At any time after the Notes become due and payable, the Trustee may, as its discretion and without further notice, institute such proceedings against the Issuer as it may think fit to enforce the terms of the Trust Deed, but it need not take any such proceedings unless (a) it shall have been so directed by an Extraordinary Resolution or so requested in writing by holders of at least one-fifth in principal amount of the Notes outstanding, and (b) it shall have been indemnified to its satisfaction. No Noteholder, Receiptholder or Couponholder may proceed directly against the Issuer unless the Trustee, having become bound so to proceed fails to do so within a reasonable time and such failure is continuing.

15. Indemnification of the Trustee

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility. The Trustee is entitled to enter into business transactions with the Issuer and any entity related to the Issuer without accounting for any profit.

16. Notices

Notices to the holders of Registered Notes shall be mailed to them at their respective addresses in the Register and deemed to have been given on the fourth weekday (being a day other than a Saturday or a Sunday) after the date of mailing. Notices to the holders of Bearer Notes shall be valid if published in a daily newspaper of general circulation in London (which is expected to be the Financial Times). The Issuer shall also ensure that notices are duly published in a manner which complies with the rules and regulations of any other stock exchange on which the Notes are, for the time being, listed. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made, as provided above.

Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the holders of Bearer Notes in accordance with this Condition.

17. Governing Law and Jurisdiction

(a) Governing Law

The Trust Deed, the Notes, the Receipts, the Coupons and the Talons are governed by, and shall be construed in accordance with, English law.

(b) Jurisdiction

The courts of England are to have jurisdiction to settle any disputes that may ate out of or in connection with any Notes, Receipts, Coupons or Talons and accordingly any legal action or proceedings arising out of or in connection with any Notes, Receipts, Coupons or Talons ("Proceedings") may be brought in such courts. The Issuer has in the Trust Deed irrevocably submitted to the jurisdiction of such courts.

(c) Service of Process

The Issuer, in accordance with the Trust Deed, will appoint its London office, whose address is at 54 Queen Anne Street, London W1M 9LA to act as its agent in England to receive, for it and on its behalf, service of process in any Proceedings in England.

                                   SCHEDULE 2

                                     Part D

                                 Form of Coupon

On the front:

SCOTTISH POWER plc

DEBT ISSUANCE PROGRAMME

Series No. [*]

[Title of issue]

Coupon for [[set out amount due, if known]/the amount] due on [the Interest Payment Date falling in]* [*], [*].

[Coupon relating to Note in the principal amount of [*]]**

This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of the Issuing and Paying Agent and the Paying Agents set out on the reverse hereof (or any other Issuing and Paying Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).

[If the Note to which this Coupon relates shall have become due and payable before the maturity date of this Coupon, this Coupon shall become void and no payment shall be made in respect of it.]***

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

Scottish Power plc

By:

[Cp. No.]              [Denomination]        [ISIN]    [Series]   [Certif. No.]


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                                       66

On the back:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK
60 Victoria Embankment
London
EC4Y 0JR
[*]

PAYING AGENT
MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE
Avenue des Arts 35
B-1040 Brussels

[*Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention otherwise the particular Interest Payment Date should be specified.]

[**Only required for Coupons relating to Floating Rate or Variable Coupon Amount Notes that are issued in more than one denomination.]

[***Delete if Coupons are not to become void upon early redemption of Note.]


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                                       67

                                   SCHEDULE 2
                                     Part E
                                  Form of Talon

On the front:

SCOTTISH POWER plc

DEBT ISSUANCE PROGRAMME

Series No. [*]

[Title of issue]

Talon for further Coupons falling due on [the Interest Payment Dates falling in]* [*][*].

[Talon relating to Note in the principal amount of [*]]**

After all the Coupons relating to the Note to which this Talon relates have matured, further Coupons (including if appropriate a Talon for further Coupons) shall be issued at the specified office of the Issuing and Paying Agent set out on the reverse hereof (or any other Issuing and Paying Agent or specified office duly appointed or nominated and notified to the Noteholders) upon production and surrender of this Talon.

If the Note to which this Talon relates shall have become due and payable before the original due date for exchange of this Talon, this Talon shall become void and no exchange shall be made in respect of it.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

SCOTTISH POWER plc

By:

[Talon No.]          [ISIN]          [Series]           [Certif. No.]




On the back:

ISSUING AND PAYING AGENT
MORGAN GUARANTY TRUST COMPANY OF NEW YORK
60 Victoria Embankment
London
EC4Y 0JR

PAYING AGENT
MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE
Avenue des Arts 35
B-1040 Brussels

[* The maturity dates of the relevant Coupons should be set out if known, otherwise reference should be made to the months and years in which the Interest Payment Dates fall due.]


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                                       68

[** Only required where the Series comprises Notes of more than one denomination.]


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                                       69

                                   SCHEDULE 2
                                     Part F
                                 Form of Receipt

SCOTTISH POWER plc

DEBT ISSUANCE PROGRAMME

Series No. [*]

Receipt for the sum of [*] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt relates (the "Conditions") on [*].

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse of the Note to which this Receipt relates (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it relates. If the Note to which this Receipt appertains shall have become due and payable on or before the maturity date of this Receipt, this Receipt shall become void and no payment shall be made in respect of it. The Issuer shall have no obligation in respect of this Receipt if it is presented without the Note to which it relates.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

SCOTTISH POWER plc

By:


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                                       70

                                   SCHEDULE 3
                     Provisions for Meetings of Noteholders

      Interpretation

1     In this Schedule:

1.1 references to a meeting are to a meeting of Noteholders of a single series of Notes and include, unless the context otherwise requires, any adjournment

1.2 references to "Notes" and "Noteholders" are only to the Notes of the Series in respect of which a meeting has been, or is to be, called, and to the holders of these Notes, respectively

1.3 "agent" means a holder of a voting certificate or a proxy for, or representative of, a Noteholder

1.4 "block voting instruction" means an instruction issued in accordance with paragraphs 8 to 14

1.5 "Extraordinary Resolution" means a resolution passed at a meeting duly convened and held in accordance with this Trust Deed by a majority of at least 75 per cent of the votes cast

1.6 "voting certificate" means a certificate issued in accordance with paragraphs 5, 6, 7 and 14 and

1.7 references to persons representing a proportion of the Notes are to Noteholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Notes for the time being outstanding.

      Powers of meetings

2 A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:

2.1 to sanction any proposal by the Issuer or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Noteholders and/or the Couponholders against the Issuer, whether or not those rights arise under this Trust Deed

2.2 to sanction the exchange or substitution for the Notes of, or the conversion of the Notes into, shares, bonds or other obligations or securities of the Issuer or any other entity

2.3 to assent to any modification of this Trust Deed, the Notes, the Receipts, the Talons or the Coupons proposed by the Issuer or the Trustee

2.4 to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution

2.5 to give any authority, direction or sanction required to be given by Extraordinary Resolution

2.6 to appoint any persons (whether Noteholders or not) as a committee or committees to represent the Noteholders' interests and to confer on them any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution

2.7   to approve a proposed new Trustee and to remove a Trustee

2.8 to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor or guarantor under this Trust Deed and


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                                       71

2.9 to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed, the Notes, the Receipts, the Talons or the Coupons

      provided that the special quorum provisions in paragraph 19 shall apply to any Extraordinary Resolution (a "special quorum resolution") for the purpose of sub-paragraph 2.2 or 2.8, any of the proposals listed in Condition 11(a) or any amendment to this proviso.

      Convening a meeting

3 The Issuer or the Trustee may at any time convene a meeting. If it receives a written request by Noteholders holding at least 10 per cent in principal amount of the Notes of any Series for the time being outstanding and is indemnified to its satisfaction against all costs and expenses, the Trustee shall convene a meeting of the Noteholders of that Series. Every meeting shall be held at a time and place approved by the Trustee.

4 At least 21 days' notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Noteholders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting and, unless the Trustee otherwise agrees, the nature of the resolutions to be proposed and shall explain how Noteholders may appoint proxies or representatives, obtain voting certificates and use block voting instructions and the details of the time limits applicable.

      Arrangements for voting

5 If a holder of a Bearer Note wishes to obtain a voting certificate in respect of it for a meeting, he must deposit it for that purpose at least 48 hours before the time fixed for the meeting with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose. The Paying Agent shall then issue a voting certificate in respect of it.

6     A voting certificate shall:

6.1   be a document in the English language

6.2   be dated

6.3 specify the meeting concerned and the serial numbers of the Notes deposited and

6.4 entitle, and state that it entitles, its bearer to attend and vote at that meeting in respect of those Notes.

7 Once a Paying Agent has issued a voting certificate for a meeting in respect of a Note, it shall not release the Note until either:

7.1   the meeting has been concluded or

7.2   the voting certificate has been surrendered to the Paying Agent.

8 If a holder of a Bearer Note wishes the votes attributable to it to be included in a block voting instruction for a meeting, then, at least 48 hours before the time fixed for the meeting, (i) he must deposit the Note for that purpose with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose and (ii) he or a duly authorised person on his behalf must direct the Paying Agent how those votes are to be cast. The Paying Agent shall issue a block voting instruction in respect of the votes attributable to all Notes so deposited.


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                                       72

9     A block voting instruction shall:

9.1   be a document in the English language

9.2   be dated

9.3   specify the meeting concerned

9.4 list the total number and serial numbers of the Notes deposited, distinguishing with regard to each resolution between those voting for and those voting against it

9.5 certify that such list is in accordance with Notes deposited and directions received as provided in paragraphs 8, 11 and 14 and

9.6 appoint a named person (a "proxy") to vote at that meeting in respect of those Notes and in accordance with that list.

      A proxy need not be a Noteholder.

10 Once a Paying Agent has issued a block voting instruction for a meeting in respect of the votes attributable to any Notes:

10.1 it shall not release the Notes, except as provided in paragraph 11, until the meeting has been concluded and

10.2 the directions to which it gives effect may not be revoked or altered during the 48 hours before the time fixed for the meeting.

11 If the receipt for a Note deposited with a Paying Agent in accordance with paragraph 8 is surrendered to the Paying Agent at least 48 hours before the time fixed for the meeting, the Paying Agent shall release the Note and exclude the votes attributable to it from the block voting instruction.

12 Each block voting instruction shall be deposited at least 24 hours before the time fixed for the meeting at such place as the Trustee shall designate or approve, and in default it shall not be valid unless the chairman of the meeting decides otherwise before the meeting proceeds to business. If the Trustee requires, a notarially certified copy of each block voting instruction shall be produced by the proxy at the meeting but the Trustee need not investigate or be concerned with the validity of the proxy's appointment.

13 A vote cast in accordance with a block voting instruction shall be valid even if it or any of the Noteholders' instructions pursuant to which it was executed has previously been revoked or amended, unless written intimation of such revocation or amendment is received from the relevant Paying Agent by the Issuer or the Trustee at its registered office or by the chairman of the meeting in each case at least 24 hours before the time fixed for the meeting.

14 No Note may be deposited with or to the order of a Paying Agent at the same time for the purposes of both paragraph 5 and paragraph 8 for the same meeting.

15.1 A holder of a Registered Note may, by an instrument in writing in the form available from the specified office of a Transfer Agent in the English language executed by or on behalf of the holder and delivered to the Transfer Agent at least 24 hours before the time fixed for a meeting, appoint any person (a "proxy") to act on his behalf in connection with that meeting. A proxy need not be a Noteholder.

15.2 A corporation which holds a Registered Note may by delivering to a Transfer Agent at least 24 hours before the time fixed for a meeting a certified copy of a resolution of its directors or other


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                                       73
      governing body (with, if it is not in English, a certified translation into English) authorise any person to act as its representative (a "representative") in connection with that meeting.

      Chairman

16 The chairman of a meeting shall be such person as the Trustee may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes after the time fixed for the meeting the Noteholders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman. The chairman need not be a Noteholder or agent. The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

      Attendance

17    The following may attend and speak at a meeting:

17.1  Noteholders and agents

17.2  the chairman

17.3 the Issuer and the Trustee (through their respective representatives) and their respective financial and legal advisers

17.4  the Dealers and their advisers.

      No-one else may attend or speak.

      Quorum and Adjournment

18 No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business. If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Noteholders or if the Issuer and the Trustee agree, be dissolved. In any other case it shall be adjourned until such date, not less than 14 nor more than 42 days later, and time and place as the chairman may decide. If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

19    One or more Noteholders or agents present in person shall be a quorum:

19.1 in the cases marked "No minimum proportion" in the table below, whatever the proportion of the Notes which they represent

19.2 in any other case, only if they represent the proportion of the Notes shown by the table below.

--------------------------------------------------------------------------------
         COLUMN 1              COLUMN 2              COLUMN 3
================================================================================
         Purpose of meeting    Any meeting except    Meeting previously
                               one referred to in    adjourned through want
                               column 3              of a quorum

                               -------------------   -------------------
                               Required proportion   Required proportion
--------------------------------------------------------------------------------
         To pass a special     2/3                   1/3
         quorum resolution
--------------------------------------------------------------------------------


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                                       74

--------------------------------------------------------------------------------
         COLUMN 1              COLUMN 2              COLUMN 3
================================================================================
         To pass any other     A clear majority      No minimum proportion
         Extraordinary
         Resolution
--------------------------------------------------------------------------------
         Any other purpose     10 per cent           No minimum proportion
--------------------------------------------------------------------------------

20 The chairman may with the consent of (and shall if directed by) a meeting adjourn the meeting from time to time and from place to place. Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph or paragraph 18.

21 At least 10 days' notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting. No notice need, however, otherwise be given of an adjourned meeting.

      Voting

22 Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by the chairman, the Issuer, the Trustee or one or more persons representing 2 per cent of the Notes.

23 Unless a poll is demanded a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

24 If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs. The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken. A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

25 A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

26 On a show of hands every person who is present in person and who produces a Bearer Note, a Certificate of which he is the registered holder or a voting certificate or is a proxy or representative has one vote. On a poll every such person has one vote in respect of each principal amount equal to the minimum denomination of such Series of Notes so produced or represented by the voting certificate so produced or for which he is a proxy or representative. Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.

27 In case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.

      Effect and Publication of an Extraordinary Resolution

28 An Extraordinary Resolution shall be binding on all the Noteholders, whether or not present at the meeting, and on all the Couponholders and each of them shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice of the passing of an


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      Extraordinary Resolution to Noteholders within 14 days but failure to do so shall not invalidate the resolution.

      Minutes

29 Minutes shall be made of all resolutions and proceedings at every meeting and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them. Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

      Trustee's Power to Prescribe Regulations

30 Subject to all other provisions in this Trust Deed the Trustee may without the consent of the Noteholders prescribe such further regulations regarding the holding of meetings and attendance and voting at them as it in its sole discretion determines including (without limitation) such requirements as the Trustee thinks reasonable to satisfy itself that the persons who purport to make any requisition in accordance with this Trust Deed are entitled to do so and as to the form of voting certificates or block voting instructions so as to satisfy itself that persons who purport to attend or vote at a meeting are entitled to do so.

31 The holder of a Global Note or Global Certificate shall (unless such Global Note or Global Certificate represents only one Note) be treated as 2 persons for the purposes of any quorum requirements of a meeting of Noteholders.

32 The foregoing provisions of this Schedule shall have effect subject to the following provisions:

32.1 Meetings of Noteholders of separate Series will normally be held separately. However, the Trustee may from time to time determine that meetings of Noteholders of separate Series shall be held together

32.2 A resolution that in the opinion of the Trustee affects one Series alone shall be deemed to have been duly passed if passed at a separate meeting of the Noteholders of the Series concerned

32.3 A resolution that in the opinion of the Trustee affects the Noteholders of more than one Series but does not give rise to a conflict of interest between the Noteholders of the different Series concerned shall be deemed to have been duly passed if passed at a single meeting of the Noteholders of the relevant Series provided that for the purposes of determining the votes a Noteholder is entitled to cast pursuant to paragraph 26, each Noteholder shall have one vote in respect of each U.S.$1,000 principal amount of Notes held, converted, if such Notes are not denominated in U.S. dollars, in accordance with sub-Clause 8.12

32.4 A resolution that in the opinion of the Trustee affects the Noteholders of more than one Series and gives or may give rise to a conflict of interest between the Noteholders of the different Series concerned shall be deemed to have been duly passed only if it shall be duly passed at separate meetings of the Noteholders of the relevant Series

32.5 To all such meetings as aforesaid all the preceding provisions of this Schedule shall mutatis mutandis apply as though references therein to Notes and to Noteholders were references to the Notes and Noteholders of the Series concerned.


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In witness whereof this Trust Deed has been executed as a deed on the date stated at the beginning.


SCOTTISH POWER plc

By: IAN RUSSELL                         DUNCAN WHYTE
    Director                            Director


THE COMMON SEAL OF THE LAW DEBENTURE TRUST CORPORATION p.l.c. was affixed in the presence of:


D.M. ANDERSON                           C. RAKESTROW

Director                                Assistant Trust Manager


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